Exhibit 10.1

CONTRIBUTION, CONVEYANCE AND ASSUMPTION
AGREEMENT

This Contribution, Conveyance and Assumption Agreement (this “Agreement”), dated as of June 23, 2014 (the “Execution Date”), is by and among Tesoro Corporation, a Delaware corporation (“Tesoro”), Tesoro Refining & Marketing Company LLC, a Delaware limited liability company (“TRMC”), Tesoro Alaska Company LLC, a Delaware limited liability company (“TAC”), Tesoro Logistics LP, a Delaware limited partnership (the “Partnership”), Tesoro Logistics GP, LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner”), Tesoro Logistics Operations LLC, a Delaware limited liability company (the “Operating Company”), and Tesoro Logistics Pipelines LLC, a Delaware limited liability company (“TLP”). The above-named entities are sometimes referred to in this Agreement individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, Tesoro is the owner of Tesoro Alaska Pipeline Company LLC, a Delaware limited liability company (“TAPC”), which in turn is the owner of a 69-mile common carrier refined products pipeline running from TAC’s Kenai Refinery to Anchorage, Alaska (the “Tesoro Alaska Pipeline”);

WHEREAS, TAC is the owner of a two-lane truck terminal, and six storage tanks with approximately two hundred thirteen thousand (213,000) barrels of storage capacity, located in Nikiski, Alaska (collectively, the “Nikiski Assets”);

WHEREAS, TRMC is the owner of (i) a three-lane truck terminal for the terminalling of gasoline and diesel products, (ii) a two-lane truck terminal for the terminalling of propane, and (iii) a liquefied petroleum gas rail facility, all located at TRMC’s refinery in Martinez, California (collectively, the “Martinez Assets”);

WHEREAS, TRMC is the owner of (i) a two-lane truck terminal for the terminalling of diesel products, (ii) a two-lane truck terminal for the terminalling of propane, (iii) a liquefied petroleum gas rail facility, and (iv) four crude and black oil storage tanks with a shell capacity of approximately one million five hundred thousand (1,500,000) barrels, all located at TRMC’s refinery in Anacortes, Washington (collectively, the “Anacortes Assets”);

WHEREAS, Tesoro, TAC and TRMC (collectively, the “Contributors”) desire to contribute these assets to the General Partner, the General Partner desires to contribute these assets to the Partnership, the Partnership desires to contribute these assets to the Operating Company, and the Operating Company desires to contribute the interest in TAPC to TLP, all on the terms and conditions set forth herein; and

WHEREAS, the contribution of TAPC from Tesoro to TLP and the resulting change of control of the Tesoro Alaska Pipeline requires the consent and approval of the Regulatory Commission of Alaska (the “RCA”).

NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements herein contained, the Parties hereto agree as follows:

ARTICLE I
DEFINITIONS

Section 1.1    Capitalized terms used herein have the respective meanings ascribed to such terms below:

“Affiliate” has the meaning set forth in the Third Amended and Restated Omnibus Agreement.

“Agreement” has the meaning set forth in the introduction to this Agreement.

“Anacortes Assets” has the meaning set forth in the Recitals, including certain other related assets and properties that are either located on the same parcel of real estate or used in connection therewith, and all contracts, permits, licenses and other intangible rights related to such assets to the extent assignable and to the extent used in connection with the ownership and operation of the assets and properties described above, and those applicable assets which are listed in detail on Exhibit A hereto.

“Anacortes Rail Lease Amendment” means that certain First Amendment to Ground Lease, to be executed as of the First Closing Date by and between TRMC, as landlord, and the Operating Company, as tenant.

“Anacortes Storage Agreement” means that certain Storage Services Agreement - Anacortes, to be executed as of the First Closing Date by and among TRMC, the General Partner, the Partnership and the Operating Company.

“Anacortes Storage Lease Agreement” means that certain Ground Lease, to be executed as of the First Closing Date by and between TRMC, as landlord, and the Operating Company, as tenant.

“Anacortes Track Use and Throughput Agreement” means that certain Anacortes Track Use and Throughput Agreement dated as of November 15, 2012, by and among TRMC, the General Partner, the Partnership and the Operating Company.

“Anacortes TSA” means that certain Terminalling Services Agreement - Anacortes, to be executed as of the First Closing Date by and among TRMC, the General Partner, the Partnership and the Operating Company.

“Assets” means the First Closing Date Assets and the TAPC Equity.

“ATUTA Amendment” means that certain Amendment No. 1 to the Anacortes Track Use and Throughput Agreement, to be executed as of the First Closing Date by and among TRMC and the Operating Company.

“Bill of Sale” means a Bill of Sale, Assignment and Assumption to be executed by Tesoro, TAC, TRMC, the General Partner and the Partnership on the First Closing Date in favor of the Operating Company, substantially in the form attached hereto as Exhibit E-1, or on the Second Closing Date, in favor of TLP, substantially in the form attached hereto as Exhibit E-2, to evidence the conveyance of the applicable Assets as of the First Closing Date or the Second Closing Date, as appropriate.

“Commercial Agreements” means the Nikiski TSA, the Martinez TSA, the Anacortes TSA and the Anacortes Storage Agreement.

“Common Unit” means a common unit representing a limited partner interest in the Partnership having the rights set forth in the Partnership Agreement.

“Contributors” has the meaning set forth in the Recitals.

“Evercore” means Evercore Group L.L.C., the financial advisor to the conflicts committee of the board of directors of the General Partner.

“Excluded Assets and Liabilities” means the assets, properties, responsibilities, coverages or liabilities, as set forth on Exhibit C to this Agreement that might otherwise be considered part of the Assets.

“Execution Date” has the meaning set forth in the introduction to this Agreement.

“First Closing Date” has the meaning set forth in Section 2.7(a).

“First Closing Date Assets” means (i) the Nikiski Assets; (ii) the Martinez Assets; (iii) the Anacortes Assets; and (iv) with respect to Section 2.3 and Section 2.4, the First Closing Date Assets shall also include the Commercial Agreements and the Martinez Rights Agreement.

“General Partner” has the meaning set forth in the introduction to this Agreement.

“General Partner Contribution” has the meaning set forth in Section 2.3(a).

“General Partner Unit” means a general partner unit representing a general partner interest in the Partnership having the rights set forth in the Partnership Agreement.

“GP LLC Agreement Amendment” means that certain Amendment No. 1 to the Second Amended and Restated Limited Liability Company Agreement of Tesoro Logistics GP, LLC, to be executed as of the Second Closing Date by and among Tesoro, TRMC and TAC.

“Losses” has the meaning set forth in the Third Amended and Restated Omnibus Agreement.

“Martinez Assets” has the meaning set forth in the Recitals, including certain other related assets and properties that are either located on the same parcel of real estate or used in connection therewith, and all contracts, permits, licenses and other intangible rights related to such assets to the extent assignable and to the extent used in connection with the ownership and operation of the assets and properties described above, and those applicable assets which are listed in detail on Exhibit A hereto.

“Martinez License Agreement” means that certain License Agreement, to be executed as of the First Closing Date by and between TRMC and the Operating Company in connection with the Martinez Terminal Property.

“Martinez Rights Agreement” means that certain Martinez Rights Agreement, to be executed as of the First Closing Date by and among TRMC, the General Partner, the Partnership and the Operating Company.

“Martinez Terminal Property” has the meaning given to that term in the Martinez Rights Agreement.

“Martinez TSA” means that certain Terminalling Services Agreement - Martinez, to be executed as of the First Closing Date by and among TRMC, the General Partner, the Partnership and the Operating Company.

“Material Adverse Effect” has the meaning set forth in Section 3.6(a).

“Nikiski Assets” has the meaning set forth in the Recitals, including certain other related assets and properties that are either located on the same parcel of real estate or used in connection therewith, and all contracts, permits, licenses and other intangible rights related to such assets to the extent assignable and to the extent used in connection with the ownership and operation of the assets and properties described above, and those applicable assets which are listed in detail on Exhibit A hereto.

“Nikiski TSA” means that certain Terminalling Services Agreement - Nikiski, to be executed as of the First Closing Date by and among TAC, the General Partner, the Partnership and the Operating Company.

“Operating Company” has the meaning set forth in the introduction to this Agreement.

“OSA Termination Agreement” means that certain Termination Agreement, to be executed as of the First Closing Date by and among Tesoro, Tesoro Companies, Inc., TRMC, the General Partner, the Operating Company, TAC and Tesoro High Plains Pipeline Company LLC, terminating the Amended and Restated Operational Services Agreement dated as of April 1, 2012, by and among the same parties, as amended, supplemented and restated from time to time.

“Parcel Map Approval” has the meaning given to that term in the Martinez Rights Agreement.

“Partnership” has the meaning set forth in the introduction to this Agreement.

“Partnership Agreement” means the First Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of April 26, 2011, as such agreement may be amended, supplemented or restated from time to time.

“Partnership Contribution” has the meaning set forth in Section 2.4.

“Partnership Group” has the meaning set forth in the Third Amended and Restated Omnibus Agreement.

“Partnership’s Credit Agreement” means the Amended and Restated Credit Agreement, dated as of January 4, 2013, among the Partnership, Bank of America, as administrative agent, L/C Issuer and lender, and the other lenders party thereto, as such agreement may be amended, supplemented or restated from time to time.

“Party” or “Parties” have the meanings given to those terms in the introduction to this Agreement.

“Permitted Liens” has the meaning set forth in Section 3.2(b).

“Promissory Note” means a Promissory Note to be executed by Tesoro on either the First Closing Date or the Second Closing Date, as applicable, in favor of the General Partner, substantially in the form attached hereto as Exhibit D.

“RCA” has the meaning set forth in the Recitals.

“RCA Approval” means the receipt by Tesoro of a written decision or order of the RCA approving the change of control of the Tesoro Alaska Pipeline from Tesoro to TLP.

“Real Estate Agreements” means the Anacortes Rail Lease Amendment, the Anacortes Storage Lease Agreement, the Martinez License Agreement and the Martinez Rights Agreement.

“Rescission Event” has the meaning set forth in Section 5.1.

“Second Amended and Restated GP LLC Agreement” means the Second Amended and Restated Limited Liability Company Agreement of Tesoro Logistics GP, LLC, to be executed as of the First Closing Date by and among Tesoro, TRMC and TAC.

“Second Closing Date” has the meaning set forth in Section 2.7(b).

“Secondment Agreement” means that certain Secondment and Logistics Services Agreement, to be executed as of the First Closing Date by and between TRMC and the General Partner.

“TAC” has the meaning set forth in the introduction to this Agreement.

“TAC Contribution” has the meaning set forth in Section 2.2(a).

“TAPC” has the meaning set forth in the Recitals.

“TAPC Equity” means one hundred percent (100%) of the outstanding membership interests of TAPC.

“TAPC Minimum Commitment” has the meaning set forth in Section 4.2.

“TAPC Tariff” means the applicable tariff with respect to the Tesoro Alaska Pipeline, on file with the RCA.

“Tesoro” has the meaning set forth in the introduction to this Agreement.

“Tesoro Alaska Pipeline” has the meaning set forth in the Recitals.

“Tesoro Contribution” has the meaning set forth in Section 2.5(a).

“Third Amended and Restated Omnibus Agreement” means that certain Third Amended and Restated Omnibus Agreement, to be executed as of the First Closing Date by and among Tesoro, TRMC, Tesoro Companies, Inc., TAC, the General Partner and the Partnership, as such agreement may be amended, supplemented or restated from time to time.

“TLP” has the meaning set forth in the introduction to this Agreement.

“Transaction Documents” has the meaning set forth in Section 3.6(a).

“TRMC” has the meaning set forth in the introduction to this Agreement.

“TRMC Contribution” has the meaning set forth in Section 2.1(a).

ARTICLE II
CONTRIBUTIONS AND ACKNOWLEDGEMENTS

Section 2.1    Conveyances by TRMC to the General Partner.

(a)Effective as of the First Closing Date, TRMC hereby assigns, transfers, contributes, grants, bargains, conveys, sets over and delivers to the General Partner, its successors and its assigns, for its and their own use forever, the entire right, title, interest, responsibilities, coverages and liabilities of TRMC in and to the Martinez Assets and Anacortes Assets as set forth in this Agreement, including any responsibilities, coverages and liabilities under any permit or license included in such assets. The contribution described in this Section 2.1(a) shall be referred to in this Agreement as the “TRMC Contribution.” TRMC makes the TRMC Contribution in exchange for the issuance as of the First Closing Date of an additional membership interest in the General Partner equal to the percentage increase in the capital of the General Partner based on the value of the TRMC Contribution, and the General Partner accepts the TRMC Contribution, as a contribution to the capital of the General Partner.

(b)The Parties hereby acknowledge and agree that the Excluded Assets and Liabilities related to the Martinez Assets and Anacortes Assets are being retained by TRMC and are not being contributed or transferred as part of the TRMC Contribution.

Section 2.2    Conveyances by TAC to the General Partner.

(a)Effective as of the First Closing Date, TAC hereby assigns, transfers, contributes, grants, bargains, conveys, sets over and delivers to the General Partner, its successors and its assigns, for its and their own use forever, the entire right, title, interest, responsibilities, coverages and liabilities of TAC in and to the Nikiski Assets as set forth in this Agreement, including any responsibilities, coverages and liabilities under any permit or license included in such assets. The contribution described in this Section 2.2(a) shall be referred to in this Agreement as the “TAC Contribution.” TAC makes the TAC Contribution in exchange for the issuance as of the First Closing Date of a membership interest in the General Partner equal to the percentage increase in the capital of the General Partner based on the value of the TAC Contribution, and the General Partner accepts the TAC Contribution, as a contribution to the capital of the General Partner.

(b)The Parties hereby acknowledge and agree that the Excluded Assets and Liabilities related to the Nikiski Assets are being retained by TAC and are not being contributed or transferred as part of the TAC Contribution.

Section 2.3    Conveyances by the General Partner to the Partnership.

(a)Effective as of the First Closing Date and immediately after the completion of the TRMC Contribution and the TAC Contribution, the General Partner hereby assigns, transfers, contributes, grants, bargains, conveys, sets over and delivers to the Partnership, its successors and its assigns, for its and their own use forever, the entire right, title, interest, responsibilities, coverages and liabilities of the General Partner in and to the First Closing Date Assets, including any responsibilities, coverages and liabilities under any permit or license included in such assets, and the General Partner’s interest in the Commercial Agreements and the Martinez Rights Agreement. The contribution described in this Section 2.3(a) shall be referred to in this Agreement as the “General Partner Contribution.”

(b)The General Partner shall make the General Partner Contribution in exchange for the distribution or issuance by the Partnership of the following as of the First Closing Date in consideration of the conveyance and transfer of the First Closing Date Assets:

(i)a distribution of $214.4 million in cash;

(ii)the issuance to the General Partner of a number of General Partner Units in the Partnership with a value equal to a percentage of $27 million necessary to maintain the General Partner’s two percent (2%) general partner interest in the Partnership, which unit price shall be based on the average closing price of the Common Units for the last ten (10) trading days prior to the First Closing Date and which number of units shall be rounded up to the next highest number of whole units; and

(iii)the issuance to the General Partner of a number of Common Units with a value equal to a percentage (determined by one minus the percentage used in Section 2.3(b)(ii)) of $27 million, which unit price shall be based on the average closing price of the Common Units for the last ten (10) trading days prior to the First Closing Date and which number of units shall be rounded down to the next lowest number of whole units.

(c)With respect to the distribution of the $214.4 million in cash referenced in Section 2.3(b)(i), the Partnership shall borrow up to $214.4 million under the Partnership’s

Credit Agreement, which borrowed funds shall be distributed in cash to the General Partner by wire transfer of such funds directly from the applicable lender under the Partnership’s Credit Agreement to an account designated by the General Partner. After such distribution by the Partnership, Tesoro will execute a Promissory Note and the General Partner will provide pursuant thereto a loan of up to $214.4 million to Tesoro. The General Partner’s loan to Tesoro will be made by a wire transfer from the General Partner to an account designated by Tesoro. The portion of the distribution to the General Partner in excess of amounts distributed out of debt proceeds shall be made to reimburse the General Partner for capital expenditures described in Section 1.707-4(d) of the Treasury Regulations to the extent such distribution does not exceed the amount of capital expenditures described in Section 1.707-4(d) of the Treasury Regulations.

(d)The Partnership accepts the General Partner Contribution as a contribution to the capital of the Partnership.

Section 2.4    Conveyances by the Partnership to the Operating Company. Effective as of the First Closing Date and immediately after the General Partner Contribution, the Partnership hereby assigns, transfers, contributes, grants, bargains, conveys, sets over and delivers to the Operating Company, its successors and its assigns, for its and their own use forever, the entire right, title, interest, responsibilities, coverages and liabilities of the Partnership in and to the First Closing Date Assets, including any responsibilities, coverages and liabilities under any permit or license included in such assets, and the Partnership’s interest in the Commercial Agreements and the Martinez Rights Agreement. The contribution described in this Section 2.4 shall be referred to in this Agreement as the “Partnership Contribution.” The Partnership hereby makes the Partnership Contribution as a capital contribution to the capital of the Operating Company and the Operating Company hereby accepts the Partnership Contribution as a contribution to the capital of the Operating Company.

Section 2.5    Conveyance of TAPC Equity.

(a)Effective as of the Second Closing Date, Tesoro hereby assigns, transfers, contributes, grants, bargains, conveys, sets over and delivers to the General Partner, its successors and its assigns, for its and their own use forever, the entire right, title, interest, responsibilities, coverages and liabilities of Tesoro in and to the TAPC Equity. The contribution described in this Section 2.5(a) shall be referred to in this Agreement as the “Tesoro Contribution.” Tesoro makes the Tesoro Contribution in exchange for the issuance as of the Second Closing Date of an additional membership interest in the General Partner equal to the percentage increase in the capital of the General Partner based on the value of the Tesoro Contribution, and the General Partner accepts the Tesoro Contribution, as a contribution to the capital of the General Partner.

(b)Effective as of the Second Closing Date and immediately after the completion of the Tesoro Contribution, the General Partner hereby assigns, transfers, contributes, grants, bargains, conveys, sets over and delivers to the Partnership, its successors and its assigns, for its and their own use forever, the entire right, title, interest, responsibilities, coverages and liabilities of the General Partner in and to the TAPC Equity. The Partnership accepts such contribution as a contribution to the capital of the Partnership.

(c)The General Partner shall make the contribution described in Section 2.5(b) in exchange for the distribution by the Partnership of $28.6 million in cash. The Partnership may make such distribution either from cash on hand or may borrow up to $28.6 million under the Partnership’s Credit Agreement, which borrowed funds shall be distributed in cash to the General Partner by wire transfer directly from the applicable lender under the Partnership’s Credit Agreement to an account designated by the General Partner. After the distribution by the Partnership to the General Partner of the $28.6 million, Tesoro shall execute a Promissory Note and the General Partner will provide pursuant thereto a loan of up to $28.6 million to Tesoro. The General Partner’s loan to Tesoro will be made by a wire transfer from the General Partner to an account designated by Tesoro. If applicable, the portion of the distribution to the General Partner in excess of amounts distributed out of debt proceeds shall be made to reimburse the General Partner for capital expenditures described in Section 1.707-4(d) of the Treasury Regulations to the extent such distribution does not exceed the amount of capital expenditures described in Section 1.707-4(d) of the Treasury Regulations.

(d)Effective as of the Second Closing Date and immediately after the contribution described in Section 2.5(b), the Partnership hereby assigns, transfers, contributes, grants, bargains, conveys, sets over and delivers to the Operating Company, its successors and its assigns, for its and their own use forever, the entire right, title, interest, responsibilities, coverages and liabilities of the Partnership in and to the TAPC Equity. The Partnership hereby makes such contribution as a capital contribution to the capital of the Operating Company and the Operating Company hereby accepts such contribution as a contribution to the capital of the Operating Company.

(e)Effective as of the Second Closing Date and immediately after the contribution described in Section 2.5(d), the Operating Company hereby assigns, transfers, contributes, grants, bargains, conveys, sets over and delivers to TLP, its successors and its assigns, for its and their own use forever, the entire right, title, interest, responsibilities, coverages and liabilities of the Operating Company in and to the TAPC Equity. The Operating Company hereby makes such contribution as a capital contribution to the capital of TLP and TLP hereby accepts such contribution as a contribution to the capital of TLP.

(f)Effective as of the Second Closing Date, Tesoro shall assume from TAPC the line-item liabilities, and TAPC shall distribute to Tesoro the intercompany receivables, each as indicated on Exhibit F. If after the Second Closing Date, the General Partner determines that the transactions indicated on Exhibit F have not been completed as required by this Section 2.5(f), then the Parties shall promptly take such action as may be necessary to complete such transactions as indicated on Exhibit F.

Section 2.6    Conveyances of Remaining Assets, if any. If any of the First Closing Date Assets are not conveyed as of the First Closing Date due to any of the Contributors awaiting the requisite consents to such conveyance and transfer, the applicable Contributor agrees to use its reasonable commercial efforts to promptly obtain, or cause to be obtained, any written consents necessary to ultimately convey to the Operating Company, in accordance with the procedures in this Article II, the benefit thereof, it being understood that such reasonable commercial efforts shall not include any requirement to offer or grant financial accommodations to any third party or to remain secondarily liable with respect to such items. The applicable

Contributor shall cooperate with the Operating Company in such manner as may be reasonably requested in connection therewith, including without limitation, active participation in visits to and meetings, discussions and negotiations with all persons or entities with the authority to grant or withhold consent. To the extent that any such consents cannot be obtained and could cause a default or forfeiture of rights, the portion of the First Closing Date Assets for which such consent is required shall be deemed not conveyed or transferred until such required consent is obtained. During the period before such consent is obtained, the Operating Company shall provide operating services with respect to such First Closing Date Assets, and in such instance, the applicable Contributor and the Operating Company will use their reasonable commercial efforts to take such actions as may be possible without violation or breach of any such nonassignable items to effectively grant the Operating Company the economic benefits of, and impose upon the Operating Company the economic burdens of, such items. The Parties shall convey and transfer any such First Closing Date Assets to which this Section 2.6 applies upon the receipt of the required consents in the same fashion and manner as required by this Article II for the First Closing Date Assets conveyed and transferred as of the First Closing Date.

Section 2.7    Closing.

(a)The closing of the contribution of the First Closing Date Assets, as contemplated by Sections 2.1 through 2.4 of this Agreement, shall take place at the offices of the Partnership, located at 19100 Ridgewood Parkway, San Antonio, Texas, on a date mutually agreed by the Parties in writing (the “First Closing Date”).

(b)The closing of the contribution of the TAPC Equity, as contemplated by Section 2.5 of this Agreement, shall take place at the offices of the Partnership, located at 19100 Ridgewood Parkway, San Antonio, Texas, on a date mutually agreed by the Parties in writing as soon as practicable after the receipt of the RCA Approval (the “Second Closing Date”); provided, however, that the Second Closing Date shall not occur prior to the First Closing Date.

Section 2.8    Conditions Precedent. The obligation of the Parties to consummate the transactions contemplated herein is subject to the satisfaction, or waiver, as appropriate, of the following conditions precedent:

(a)as of the First Closing Date and the Second Closing Date, the receipt by the Parties of all permits, consents, approvals, authorizations, orders, registrations, filings or qualifications of or with any court, governmental agency or body having jurisdiction over Parties required in connection with the execution, delivery and performance of the Transaction Documents;

(b)as of the First Closing Date:

(i)that Evercore shall have delivered, and not withdrawn, its fairness opinion;

(ii)the execution and delivery by an officer of each of TRMC, TAC, the General Partner (on behalf of itself and the Partnership) and the Operating Company of a certificate to the effect that (1) the applicable representations and warranties contained in this Agreement are true and correct in all respects on and as of the First Closing Date, as though made on and as of the First Closing Date and (2) each condition specified in Section 2.8(a) and this Section 2.8(b) is satisfied in all respects;

(iii)the execution and delivery by the respective parties thereto of the following documents:

(1)the Commercial Agreements;

(2)the Real Estate Agreements;

(3)the Third Amended and Restated Omnibus Agreement;

(4)the Secondment Agreement;

(5)the Second Amended and Restated GP LLC Agreement;

(6)the ATUTA Amendment;

(7)the OSA Termination Agreement; and

(8)a closing escrow agreement among the Parties and the parties to the other Transaction Documents to effect the closing into escrow with McGuireWoods LLP of all of the Transaction Documents related to the contribution of the First Closing Date Assets;

(iv)the execution and delivery by Tesoro to the General Partner of a Promissory Note, to evidence the funds loaned by the General Partner to Tesoro pursuant to Section 2.3(c);

(v)the execution and delivery by TRMC and TAC, as applicable, and the Operating Company of consent and assignment agreements for the assignment of certain contracts listed on Exhibit A, all in form and substance satisfactory to the parties thereto; and

(vi)the execution and delivery by TRMC, TAC, the General Partner, the Partnership and the Operating Company of all documents and instruments necessary and appropriate to convey the First Closing Date Assets to the Operating Company, including a Grant Deed and Bill of Sale and other customary forms as may be agreed by the Parties; for the avoidance of doubt, the conveyance of title to any of the First Closing Date Assets from TRMC or TAC, as applicable, to the Operating Company and assumption of the specified obligations by the Operating Company is solely to minimize the need for additional conveyance documents and instruments; the intent of the Parties (and the intended treatment of the transactions contemplated hereby) is for:

(1)TRMC to convey the Martinez Assets and the Anacortes Assets to the General Partner pursuant to Section 2.1;

(2)TAC to convey the Nikiski Assets to the General Partner pursuant to Section 2.2;

(3)the General Partner to convey the First Closing Date Assets, including its interest in the Commercial Agreements and the Martinez Rights Agreement, to the Partnership pursuant to Section 2.3; and

(4)the Partnership to convey the First Closing Date Assets, including its interest in the Commercial Agreements and the Martinez Rights Agreement, to the Operating Company pursuant to Section 2.4;

(c)as of the Second Closing Date:

(i)that Evercore shall have not withdrawn its fairness opinion delivered in connection with the First Closing Date;

(ii)the execution and delivery by an officer of each of Tesoro, the General Partner (on behalf of itself and the Partnership), the Operating Company and TLP of a certificate to the effect that (1) the applicable representations and warranties contained in this Agreement are true and correct in all respects on and as of the Second Closing Date, as though made on and as of the Second Closing Date and (2) each condition specified in Section 2.8(a) and this Section 2.8(c) is satisfied in all respects;

(iii)the execution and delivery by Tesoro to the General Partner of a Promissory Note, to evidence the funds loaned by the General Partner to Tesoro pursuant to Section 2.5(c);
(iv)if requested by the Parties, the execution and delivery by the Parties and the parties to the other Transaction Documents, a closing escrow agreement to effect the closing into escrow with McGuireWoods LLP of all of the Transaction Documents related to the contribution of the TAPC Equity;

(v)the execution and delivery by the respective parties thereto of the GP LLC Agreement Amendment;

(vi)the execution and delivery by Tesoro, the General Partner, the Partnership, the Operating Company and TLP of all documents and instruments necessary and appropriate to convey the TAPC Equity to TLP, including a Bill of Sale and other customary forms as may be agreed by the Parties; for the avoidance of doubt, the conveyance of title to the TAPC Equity from Tesoro to TLP and assumption of the specified obligations by TLP is solely to minimize the need for additional conveyance documents and instruments; the intent of the Parties (and the intended treatment of the transactions contemplated hereby) is for:

(1)Tesoro to convey the TAPC Equity to the General Partner pursuant to Section 2.5(a);

(2)the General Partner to convey the TAPC Equity to the Partnership pursuant to Section 2.5(b);

(3)the Partnership to convey the TAPC Equity to the Operating Company pursuant to Section 2.5(d); and

(4)the Operating Company to convey the TAPC Equity to TLP pursuant to Section 2.5(e).

ARTICLE III
REPRESENTATIONS

Section 3.1    Representation of Tesoro. Tesoro hereby represents and warrants to the General Partner, the Partnership, the Operating Company and TLP, as of the Execution Date and the Second Closing Date, that (a) Tesoro owns and shall transfer to the General Partner good and valid title to the TAPC Equity, free and clear of any encumbrances; and (b) TAPC is not engaged in any business other than owning and operating Tesoro Alaska Pipeline and related assets.

Section 3.2    Representations of TRMC. TRMC hereby represents and warrants to the General Partner, the Partnership and the Operating Company, as of the Execution Date and the First Closing Date, as follows:

(a)the Martinez Assets and Anacortes Assets are in good working condition, suitable for the purposes for which they are being used in accordance with accepted industry standards and all applicable laws and regulations;

(b)TRMC has title to the Martinez Assets and Anacortes Assets free and clear of all liens and encumbrances of any kind or nature, other than as set forth on Exhibit B to this Agreement (the “Permitted Liens”), and sufficient to operate such assets in accordance with their intended and historical use, subject to all recorded matters, all physical conditions in existence as of the Execution Date and the Permitted Liens; and

(c)to TRMC’s knowledge, after reasonable investigation, there are no terms in any agreements included in the Martinez Assets or Anacortes Assets that would materially impair the rights granted to the General Partner and the Partnership Group pursuant to the transactions contemplated by this Agreement.

Section 3.3    Representations of TAC. TAC hereby represents and warrants to the General Partner, the Partnership and the Operating Company, as of the Execution Date and the First Closing Date, as follows:

(a)the Nikiski Assets are in good working condition, suitable for the purposes for which they are being used in accordance with accepted industry standards and all applicable laws and regulations;

(b)TAC has title to the Nikiski Assets free and clear of all liens and encumbrances of any kind or nature, other than the Permitted Liens, and sufficient to operate such assets in accordance with their intended and historical use, subject to all recorded matters, all physical conditions in existence as of the Execution Date and the Permitted Liens; and

(c)to TAC’s knowledge, after reasonable investigation, there are no terms in any agreements included in the Nikiski Assets that would materially impair the rights granted to the General Partner and the Partnership Group pursuant to the transactions contemplated by this Agreement.

Section 3.4    Representation of the General Partner. The General Partner hereby represents and warrants to the Contributors as of the Execution Date, the First Closing Date and the Second Closing Date that the General Partner has full power and authority to act as general partner of the Partnership in all material respects.

Section 3.5    Representation of the Partnership. The Partnership hereby represents and warrants to the General Partner and Tesoro as of the Execution Date and the First Closing Date that the Common Units and the General Partner Units of the Partnership issued to the General Partner pursuant to Section 2.3(b) have been duly authorized for issuance and sale to the General Partner and, when issued and delivered by the Partnership pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued and fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described in Sections 17-607 and 17-804 of the Delaware Limited Partnership Act).

Section 3.6    Representations of the Parties. Each Party represents and warrants, severally as to only itself and not jointly, to the other Parties as of the Execution Date, the First Closing Date and the Second Closing Date:

(a)The applicable Party has been duly formed or incorporated and is validly existing as a limited partnership, limited liability company or corporation, as applicable, in good standing under the laws of its jurisdiction of organization with full power and authority to enter into and perform its obligations under this Agreement and the other documents contemplated herein (the “Transaction Documents”) to which it is a party, to own or lease and to operate its properties currently owned or leased or to be owned or leased and to conduct its business. The applicable Party is duly qualified to do business as a foreign corporation, limited liability company or limited partnership, as applicable, and is in good standing under the laws of each jurisdiction which requires such qualification, except where the failure to be so qualified or registered would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties, taken as a whole, whether or not arising from transactions in the ordinary course of business, of such Party (a “Material Adverse Effect”).

(b)The applicable Party has all requisite power and authority to execute and deliver the Transaction Documents to which it is a party and perform its respective obligations thereunder. All corporate, partnership and limited liability company action, as the case may be, required to be taken by the applicable Party or any of its stockholders, members or partners for the execution and delivery by the applicable Party of the Transaction Documents to which it is a party and the consummation of the transactions contemplated thereby has been validly taken.

(c)For the applicable Party, each of the Transaction Documents to which it is a party is a valid and legally binding agreement of such Party, enforceable against such Party in accordance with its terms, except (i) as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (ii) that the indemnity, contribution and exoneration provisions contained in any of the Transaction Documents may be limited by applicable laws and public policy.

(d)Neither the execution, delivery and performance of the Transaction Documents by the applicable Party that is a party thereto nor the consummation of the transactions contemplated by the Transaction Documents conflict or will conflict with, or result or will result in, a breach or violation of or a default under (or an event that, with notice or lapse of time or both would constitute such an event), or imposition of any lien, charge or encumbrance upon any property or assets of any of the applicable Party pursuant to (i) the partnership agreement, limited liability company agreement, certificate of limited partnership, certificate of formation or conversion, certificate or articles of incorporation, bylaws or other constituent document of the applicable Party, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the applicable Party is a party or bound or to which its property is subject or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the applicable Party of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over such Party or any of its properties in a proceeding to which it or its property is a party, except in the case of clause (ii), liens, charges or encumbrances arising under security documents for the collateral pledged under such Party’s applicable credit agreements and except in the case of clause (iii), where such breach or violation would not reasonably be expected to have a Material Adverse Effect.

(e)No permit, consent, approval, authorization, order, registration, filing or qualification of or with any court, governmental agency or body having jurisdiction over the applicable Party or any of its properties or assets is required in connection with the execution, delivery and performance of the Transaction Documents by the applicable Party, the execution, delivery and performance by the applicable Party that is a party thereto of its respective obligations under the Transaction Documents or the consummation of the transactions contemplated by the Transaction Documents other than (i) any filing related to the sale of the Common Units under this Agreement with federal or state securities laws authorities, (ii) consents that have been obtained and (iii) consents where the failure to obtain such consent would not reasonably be expected to have a Material Adverse Effect.

(f)No action, suit, proceeding, inquiry or investigation by or before any court or governmental or other regulatory or administrative agency, authority or body or any arbitrator involving the applicable Party or its property is pending or, to the knowledge of the applicable Party, threatened or contemplated that (i) would individually or in the aggregate reasonably be expected to have a material adverse effect on the performance of the Transaction Documents or the consummation of any of the transactions contemplated therein, or (ii) would individually or in the aggregate reasonably be expected to have a Material Adverse Effect.

ARTICLE IV
COVENANTS AND INDEMNIFICATION

Section 4.1    Further Assurances. From time to time after the Execution Date, and without any further consideration, the Parties agree to execute, acknowledge and deliver all such additional deeds, assignments, bills of sale, conveyances, instruments, notices, releases, acquittances and other documents, and to do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate (a) more fully to assure that the applicable Parties own all of the properties, rights, titles, interests, estates, remedies, powers and privileges granted by this Agreement, or which are intended to be so granted, (b) more fully and effectively to vest in the applicable Parties and their respective successors and assigns beneficial and record title to the interests contributed and assigned by this Agreement or intended to be so contributed and assigned (including any actions required to effect the assignment and conveyance of the Assets as of either the First Closing Date or the Second Closing Date), and (c) more fully and effectively to carry out the purposes and intent of this Agreement. Further, each Party shall grant to the other Party and their respective agents and representatives access to their respective property after the Execution Date during normal business hours and subject to standard safety and security procedures of the applicable Party for purposes of the operation of their respective businesses, as contemplated hereunder and under the documents referenced herein.

Section 4.2    Throughput At Tesoro Alaska Pipeline.

(a)Subject to available capacity and proration based on the rules and regulations of the RCA and the TAPC Tariff, and until the Nikiski TSA expires or is terminated in accordance with its terms, TAC shall throughput at least 29,000 barrels per day (in the months between and including October and March), and 33,000 barrels per day (in the months between and including April and September) of refined products through the Tesoro Alaska Pipeline (the “TAPC Minimum Commitment”), prorated monthly, commencing as of the Second Closing Date. TAC shall pay TAPC, upon being invoiced by TAPC, fees for such throughput as set forth in the TAPC Tariff, and shall pay TAPC shortfall payments equal to the difference between (i) the TAPC Minimum Commitment multiplied by the fees to be paid to TAPC set forth in the TAPC Tariff and (ii) the amount actually throughput by TAC on the Tesoro Alaska Pipeline multiplied by the fees to be paid to TAPC set forth in the TAPC Tariff.

(b)Notwithstanding anything herein to the contrary, nothing in this Agreement is intended, nor shall it be construed or interpreted, as inconsistent with the obligations of TAPC to provide service in a manner required under Alaska law, including the Alaska Pipeline Act. Without limiting the generality of the foregoing, with regard to the common carrier pipeline transportation services provided by TAPC under its Certificate of Public Convenience and Necessity, the terms of this Agreement shall not be construed or interpreted (1) as granting an unreasonable preference or advantage to any person, (2) to subject any person to an unreasonable prejudice or disadvantage, or (3) to otherwise preclude TAPC from fulfilling any other regulatory obligation imposed by law. To the extent that any provision of this Agreement conflicts with the obligations of TAPC under the Alaska Pipeline Act, regulations or other applicable law, the conflicting provisions of the Alaska Pipeline Act, regulations or other applicable law shall prevail.

Section 4.3    Remediation at Martinez Assets.

(a)From and after the First Closing Date, TRMC shall be responsible for and shall perform the cleanup, excavation, permitted in-place disposal, groundwater monitoring, and periodic reporting with respect to any event, condition or environmental matter that occurred prior to the First Closing Date with regard to the Martinez Assets at the applicable site and in areas north, northwest and south of the applicable site and other remediation work as required by the California Regional Water Quality Control Board, the US Environmental Protection Agency Region 9, or any other applicable regulatory agency (the “TRMC Remedial Work”).  The TRMC Remedial Work will be performed pursuant to The California Regional Water Quality Control Board Waste Discharge Requirement Order R2-2004-0056, dated July 20, 2004 and the US Environmental Protection Agency Region 9 Resource Conservation and Recovery Act 3008(h) Order on Consent No. RCRA-0986-0013, dated September 6, 1990.

(b)TRMC shall indemnify, defend and hold harmless the Partnership Group from and against any Losses suffered or incurred by the Partnership Group by reason of or arising out of the TRMC Remedial Work, including any failure by TRMC to perform such TRMC Remedial Work.

(c)Should TRMC default in any obligation under this Agreement to perform TRMC Remedial Work, and if, as a consequence, a governmental authority or third party shall notify the Partnership or the Operating Company that the either of them must perform any TRMC Remedial Work with respect to the Martinez Assets, the Partnership or the Operating Company, as applicable, shall notify TRMC of the same, TRMC shall promptly undertake the same, and TRMC shall immediately notify the relevant Governmental Authority or third party that TRMC shall respond to such notice in the place of the Partnership or the Operating Company, as applicable. However, if the Partnership or the Operating Company is compelled to undertake or pursue TRMC Remedial Work with respect to the Martinez Assets, or threatened with penalties or other adverse consequences (including damages, litigation, indemnification obligations, attorneys’ fees, etc.), then the Operating Company shall have the right and authority, but not the obligation, to conduct the TRMC Remedial Work with respect to the Martinez Assets at TRMC’s sole expense. The Operating Company shall have the right to install, maintain, operate, store, use and remove equipment, including monitoring wells, recovery wells and other assessment or remediation equipment, to remove, remediate, store and test soils and groundwater therefrom and thereon and to otherwise take all actions required to comply with Environmental Laws (as defined in the Third Amended and Restated Omnibus Agreement). The Operating Company shall promptly provide TRMC copies of all correspondence between the Operating Company and a governmental authority or third party regarding the Operating Company’s activities with respect to the Martinez Assets where the TRMC Remedial Work is to be performed. The Operating Company shall not interfere with TRMC’s actions taken pursuant to this Section 4.3, and shall cooperate with TRMC, at TRMC’s sole cost and expense, in obtaining any permits, consents or approvals necessary for TRMC to perform its actions taken with respect to the Martinez Assets. TRMC shall not interfere with the Operating Company’s actions taken pursuant to this Section 4.3(c), and shall cooperate with the Operating Company in obtaining any permits, consents or approvals necessary for the Operating Company to perform its actions taken with respect to the Martinez Assets. In the event the Operating Company undertakes to perform TRMC Remedial Work pursuant to this Section 4.3(c), the Operating Company may seek any remedies available to it under this Agreement to immediately seek temporary and permanent injunctive relief for specific performance by TRMC of its obligation to perform TRMC Remedial Work, in addition to any other rights and remedies available to the Operating Company under this Section 4.3(c), at law or in equity.

(d)In the event any member of the Partnership Group desires to make an indemnification claim against TRMC pursuant to this Section 4.3, it may do so pursuant to the procedures for making indemnification claims provided in Section 3.6 of the Third Amended and Restated Omnibus Agreement.

ARTICLE V
RESCISSION OF MARTINEZ TERMINAL PROPERTY

Section 5.1    Rescission Event. A “Rescission Event” means the failure to obtain the Parcel Map Approval and any applicable other approvals to allow TRMC to convey the Martinez Terminal Property to the Operating Company as contemplated by this Agreement and the Martinez Rights Agreement either (i) as of the fifth (5th) anniversary of the First Closing Date or (ii) the Operating Company’s receipt of written notice from TRMC that TRMC has determined that the terms that would be imposed as a condition to such approval are commercially unreasonable.

Section 5.2    Notice and Effect of Rescission. Upon the occurrence of a Rescission Event, the Operating Company shall have the right, but not the obligation, to rescind the contribution of interests in the Martinez Terminal Property as contemplated by this Agreement by providing written notice to TRMC. Upon receipt by TRMC of the Operating Company’s written notice:

(a)Tesoro shall repay the loan specified in Section 2.7(b)(iii) to the General Partner to the extent the consideration is repaid pursuant to Section 5.2(b).

(b)A portion of the consideration received by the General Partner from the Partnership pursuant to Section 2.3(b) shall be repaid to the Partnership as follows: the General Partner shall repay (i) an amount equal to $68.7 million, (ii) less the share of such amount that is attributable to the term before the Rescission Event, amortized on a ten (10) year straight-line basis calculated from the First Closing Date through the date of the occurrence of the Rescission Event, (iii) less any amounts received by the Operating Company from any person or entity as a result of casualty or condemnation of the applicable asset.

(c)The Parties shall file any documents or instruments necessary or appropriate with federal, state or local governmental authorities to cancel the transactions contemplated by this Agreement related to the Rescission Event, including, but not limited to, conveyance documents related to the assets subject to the Rescission Event to nullify the transactions that occurred on the First Closing Date.

(d)The Parties shall amend or terminate, as applicable, Tesoro shall cause its Affiliates (other than the General Partner and the Partnership Group) to amend or terminate, as applicable, and the General Partner shall cause the Partnership Group to amend or terminate, as applicable, any agreements (or portions of inter-company agreements), that were entered into or amended in connection with the transactions contemplated in this Agreement with respect to the assets subject to the Rescission Event to be as such agreements existed prior to the First Closing Date.

(e)Notwithstanding the foregoing in this Section 5.2, (i) the Common Units and General Partner Units issued pursuant to Section 2.3(b) shall remain outstanding and (ii) any indemnities that existed in any applicable agreement related to the assets subject to the Rescission Event prior to the First Closing Date and before the Operating Company’s ownership and operation of such assets for the period between First Closing Date and the date of rescission will survive the rescission.

(f)Any revenues earned and expenses incurred by any Party related to the assets subject to the Rescission Event from the First Closing Date through the date of rescission shall not be refunded or reimbursed.

ARTICLE VI
MISCELLANEOUS

Section 6.1    Costs. Each Party shall pay its own costs and expenses with respect to the transactions contemplated by this Agreement; except as follows:

(a)the Operating Company, on the one hand, and the Contributors, on the other hand, shall each pay one-half of (i) the sales, use and similar transfer taxes arising out of the contributions, conveyances and deliveries to be made under Article II, (ii) all documentary, filing, recording, transfer, deed and conveyance taxes and fees required in connection therewith, (iii) legal fees and costs of McGuireWoods LLP, Fulbright & Jaworski LLP, Pillsbury Winthrop Shaw Pittman LLP and Brena, Bell & Clarkson, PC (iv) any other customary closing costs associated with the contributions of the Assets; and

(b)the Partnership shall pay all of the costs and expenses of the conflicts committee of the board of directors of the General Partner, including, but not limited to, the advisory and legal fees and costs of Andrews Kurth LLP, Evercore Partners and Environmental Resources Management.

Section 6.2    Headings; References; Interpretation. All Article and Section headings in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof. The words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole, including, without limitation, all Schedules and Exhibits attached hereto, and not to any particular provision of this Agreement. All references herein to Articles, Sections, Schedules and Exhibits shall, unless the context requires a different construction, be deemed to be references to the Articles and Sections of this Agreement and the Schedules and Exhibits attached hereto, and all such Schedules and Exhibits attached hereto are hereby incorporated herein and made a part hereof for all purposes. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders, and the singular shall include the plural and vice versa. The use herein of the word “including” following any general statement, term or matter shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation,” “but not limited to” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter.

Section 6.3    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns.

Section 6.4    No Third Party Rights. The provisions of this Agreement are intended to bind the Parties as to each other and are not intended to and do not create rights in any other person or confer upon any other person any benefits, rights or remedies, and no person is or is intended to be a third party beneficiary of any of the provisions of this Agreement.

Section 6.5    Counterparts. This Agreement may be executed in any number of counterparts (including facsimile or .pdf copies) with the same effect as if all Parties had signed the same document. All counterparts shall be construed together and shall constitute one and the same instrument.

Section 6.6    Applicable Law; Forum, Venue and Jurisdiction. This Agreement shall be construed in accordance with and governed by the laws of the State of Texas, without regard to the principles of conflicts of law. Each of the Parties (a) irrevocably agrees that any claims, suits, actions or proceedings arising out of or relating in any way to this Agreement shall be exclusively brought in any federal court of competent jurisdiction situated in the United States District Court for the Western District of Texas, San Antonio Division, or if such federal court declines to exercise or does not have jurisdiction, in the district court of Bexar County, Texas, in each case regardless of whether such claims, suits, actions or proceedings sound in contract, tort, fraud or otherwise, are based on common law, statutory, equitable, legal or other grounds, or are derivative or direct claims, (b) irrevocably submits to the exclusive jurisdiction of the United States District Court for the Western District of Texas, San Antonio Division, or if such federal court declines to exercise or does not have jurisdiction, of the district court of Bexar County, Texas in connection with any such claim, suit, action or proceeding, (c) agrees not to, and waives any right to, assert in any such claim, suit, action or proceeding that (i) it is not personally subject to the jurisdiction of the United States District Court for the Western District of Texas, San Antonio Division, or the district court of Bexar County, Texas, or of any other court to which proceedings in such courts may be appealed, (ii) such claim, suit, action or proceeding is brought in an inconvenient forum, or (iii) the venue of such claim, suit, action or proceeding is improper, (d) expressly waives any requirement for the posting of a bond by a party bringing such claim, suit, action or proceeding and (e) consents to process being served in any such claim, suit, action or proceeding by mailing, certified mail, return receipt requested, a copy thereof to such party at the address in effect for notices hereunder or by personal service within or without the State of Texas, and agrees that service in such forms shall constitute good and sufficient service of process and notice thereof; provided, however, that nothing in clause (e) hereof shall affect or limit any right to serve process in any other manner permitted by law.

Section 6.7    Severability. If any of the provisions of this Agreement are held by any court of competent jurisdiction to contravene, or to be invalid under, the laws of any political body having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire Agreement. Instead, this Agreement shall be construed as if it did not contain the particular provision or provisions held to be invalid and an equitable adjustment shall be made and necessary provision added so as to give effect to the intention of the Parties as expressed in this Agreement at the time of execution of this Agreement.

Section 6.8    Amendment or Modification. This Agreement may be amended or modified from time to time only by the written agreement of all the Parties. Each such instrument shall be reduced to writing and shall be designated on its face as an amendment to this Agreement. Notwithstanding anything in the foregoing to the contrary, any amendment executed by the Partnership or any of its subsidiaries shall not be effective unless and until the execution of such amendment has been approved by the conflicts committee of the General Partner’s board of directors.

Section 6.9    Integration. This Agreement, together with the Schedules and Exhibits referenced herein, constitutes the entire agreement among the Parties pertaining to the subject matter hereof and supersedes all prior agreements and understandings of the Parties in connection therewith. The Parties acknowledge that they will execute other documents as of the First Closing Date and the Second Closing Date. In the event of conflict with regard to the subject matter hereof between such agreements and this Agreement (together with the Schedules and Exhibits hereto), this Agreement (together with the Schedules and Exhibits hereto) shall control.

Section 6.10    Specific Performance. The Parties agree that money damages may not be a sufficient remedy for any breach of this Agreement and that in addition to any other remedy available at law or equity, the Parties shall be entitled to seek specific performance and injunctive or other equitable relief as a remedy for any Party’s breach of this Agreement. The Parties agree that no bond shall be required for any injunctive relief in connection with a breach of this Agreement.

Section 6.11    Deed; Bill of Sale; Assignment. To the extent required and permitted by applicable law, this Agreement shall also constitute a “deed,” “bill of sale” or “assignment” of the assets and interests referenced herein. For the avoidance of doubt, the conveyance of the applicable Assets from Tesoro, TAC, TRMC, the General Partner or the Partnership to the Operating Company or TLP is not intended to be treated as a sale for tax or any other purposes.

Section 6.12    Notice. All notices or requests or consents provided for by, or permitted to be given pursuant to, this Agreement must be in writing and must be given by depositing same in the United States mail, addressed to the Person to be notified, postpaid, and registered or certified with return receipt requested or by delivering such notice in person or by facsimile to such Party. Notice given by personal delivery or mail shall be effective upon actual receipt. Notice given by facsimile shall be effective upon actual receipt if received during the recipient’s normal business hours or at the beginning of the recipient’s next business day after receipt if not received during the recipient’s normal business hours. All notices to be sent to a Party pursuant to this Agreement shall be sent to or made at the address set forth below or at such other address as such Party may stipulate to the other Parties in the manner provided in this Section 6.12.

If to Tesoro, TRMC or TAC:
Tesoro Corporation
19100 Ridgewood Parkway
San Antonio, Texas 78259-1828
Attn: Charles A. Cavallo III
Facsimile: (210) 745-4494

If to the General Partner, the Partnership, the Operating Company or TLP:
Tesoro Logistics LP
c/o Tesoro Logistics GP, LLC, its General Partner
19100 Ridgewood Parkway
San Antonio, Texas 78259-1828
Attn: Barron W. Dowling
Facsimile: (210) 745-4494

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties to this Agreement have caused it to be duly executed as of the Execution Date.

TESORO CORPORATION		TESORO LOGISTICS GP, LLC

By:	/s/ G. SCOTT SPENDLOVE	By:	/s/ PHILLIP M. ANDERSON
	G. Scott Spendlove		Phillip M. Anderson
	Senior Vice President and Chief Financial Officer		President

TESORO REFINING & MARKETING COMPANY LLC		TESORO LOGISTICS LP

By:	/s/ G. SCOTT SPENDLOVE	By:	Tesoro Logistics GP, LLC, its general partner
G. Scott Spendlove
Senior Vice President and Chief Financial Officer
		By:	/s/ PHILLIP M. ANDERSON
Phillip M. Anderson
President

TESORO ALASKA COMPANY LLC		TESORO LOGISTICS OPERATIONS LLC

		By:	/s/ PHILLIP M. ANDERSON
By:	/s/ G. SCOTT SPENDLOVE		Phillip M. Anderson
	G. Scott Spendlove		President
Senior Vice President and Chief Financial Officer
TESORO LOGISTICS PIPELINES LLC

		By:	/s/ PHILLIP M. ANDERSON
Phillip M. Anderson
President

Signature Page to
Contribution, Conveyance and Assumption Agreement

EXHIBIT A

Assets

•
TAC’s two-lane truck terminal, and six storage tanks with approximately two hundred thirteen thousand (213,000) barrels of storage capacity, located in Nikiski, Alaska, including certain other related assets and properties that are either located on the same parcel of real estate or used in connection therewith, and all contracts, permits, licenses and other intangible rights related to such assets to the extent assignable and to the extent used in connection with the ownership and operation of the assets and properties described above, and those applicable assets which are listed in detail as attached hereto;

•
TRMC’s (i) three-lane truck terminal for the terminalling of gasoline and diesel products, (ii) two-lane truck terminal for the terminalling of propane, and (iii) liquefied petroleum gas rail facility, all located at TRMC’s refinery in Martinez, California, including certain other related assets and properties that are either located on the same parcel of real estate or used in connection therewith, and all contracts, permits, licenses and other intangible rights related to such assets to the extent assignable and to the extent used in connection with the ownership and operation of the assets and properties described above, and those applicable assets which are listed in detail as attached hereto;

•
TRMC’s (i) two-lane truck terminal for the terminalling of diesel products, (ii) two-lane truck terminal for the terminalling of propane, (iii) liquefied petroleum gas rail facility, and (iv) four crude and black oil storage tanks with a shell capacity of approximately one million five hundred thousand (1,500,000) barrels, all located at TRMC’s refinery in Anacortes, Washington, including certain other related assets and properties that are either located on the same parcel of real estate or used in connection therewith, and all contracts, permits, licenses and other intangible rights related to such assets to the extent assignable and to the extent used in connection with the ownership and operation of the assets and properties described above, and those applicable assets which are listed in detail as attached hereto;

•	For purposes of Sections 2.3 and 2.4, the Commercial Agreements and the Martinez Rights Agreement; and

•	The TAPC Equity.

Exhibit A - Page 1
Contribution Agreement

Asset Location	Asset	Asset Class	Asset Class Detail	Asset Name	Cost Ctr	Bus Seg	Detail Cd	Detail Code Description	Life/Yr	Life/Mo	Net Book	Cost	Cap Date
Nikiski Terminal	100006322	150RFMKT	Refining and Marketing Assets Operational	NATURAL GAS KNOCK OUT DRUM	25003	10	70	Utilities	18	6	790.30	7,903.00	5/15/1995
Nikiski Terminal	100006468	150RFMKT	Refining and Marketing Assets Operational	UNOCAL TERMINAL-KENAI	25003	12	403	Loading Rack Equipment	16	0	94	942	5/1/1989
Nikiski Terminal	100006565	150RFMKT	Refining and Marketing Assets Operational	(1) 8000 GAL.TANK	25003	12	301	Tanks - Above Ground	10	0	—	1,575.00	4/1/1977
Nikiski Terminal	100006595	150RFMKT	Refining and Marketing Assets Operational	UNOCAL TERMINAL-KENAI	25003	12	403	Loading Rack Equipment	16	0	11,326.60	113,266.00	5/1/1989
Nikiski Terminal	100006728	150RFMKT	Refining and Marketing Assets Operational	REPLACE SEPTIC SYSTEM	25003	12	466	Stations - Systems	10	0	—	2,904.00	9/1/1983
Nikiski Terminal	100006737	135LND.O	Land Operational	NORTH KENAI	25003	10	480	Land	0	0	10,000.00	10,000.00	9/1/1971
Nikiski Terminal	100006740	150RFMKT	Refining and Marketing Assets Operational	UNOCAL TERMINAL-KENAI	25003	12	403	Loading Rack Equipment	0	0	17,382.25	47,347.00	8/1/1989
Nikiski Terminal	100006741	135LND.O	Land Operational	ENVIRONMT SITE ASSESSMNT FOR UNOCAL TERMINAL PURCH	25003	10	480	Land	0	0	31,927.00	31,927.00	3/1/1990
Nikiski Terminal	100012019	150RFMKT	Refining and Marketing Assets Operational	PRODUCT MIXER FOR TANK 103	25003	12	301	Tanks - Above Ground	16	0	2,799.05	11,302.08	10/15/2000
Nikiski Terminal	100012697	150RFMKT	Refining and Marketing Assets Operational	INSTALL LININGS IN TANKS 103,104,105,108 AND 109	25003	12	487	Environmental - Cap	16	0	31,003.45	119,531.50	1/1/2001
Nikiski Terminal	100013220	140LIM.O	Land Improvements Operational	SUMP UPGRADE	25003	12	481	Land Improvements	20	0	36,497.45	106,821.67	1/1/2001
Nikiski Terminal	100016381	150RFMKT	Refining and Marketing Assets Operational	SOUTH TERMINAL SUMP	25003	12	341	Loading Racks	16	0	474.96	1,608.18	9/1/2001
Nikiski Terminal	100018169	140LIM.O	Land Improvements Operational	SECONDARY CONTAINMENT -NIKISKI TERMINAL	25003	12	120	Pollution Control F	20	0	262,144.41	612,166.99	10/15/2002
Nikiski Terminal	100037489	115CMP.O	Computer Equipment Operational	DIAMOND GUARDIAN G3 UPGRADE - NIKISKI - HARDWARE	25003	12	504	Computer Hardware	3	0	2,235.95	22,359.47	11/15/2005

Exhibit A - Page 2
Contribution Agreement

Asset Location	Asset	Asset Class	Asset Class Detail	Asset Name	Cost Ctr	Bus Seg	Detail Cd	Detail Code Description	Life/Yr	Life/Mo	Net Book	Cost	Cap Date
Nikiski Terminal	100037490	115CMP.O	Computer Equipment Operational	DIAMOND GUARDIAN G3 UPGRADE - NIKISKI - SOFTWARE	25003	12	507	Computer Software	5	0	—	24,774.87	11/15/2005
Nikiski Terminal	100037703	115CMP.O	Computer Equipment Operational	DIAMOND GUARDIAN G3 UPGRADE - NIKISKI - SOFTWARE	25003	12	507	Computer Software	4	10	—	2,464.00	1/1/2006
Nikiski Terminal	100038238	150RFMKT	Refining and Marketing Assets Operational	FLEXIBLE ADDITIVE CONTROL SYSTEM-NIKISKI TERMINAL	25003	12	124	Process Control Equ	16	0	16,977.35	30,098.33	6/10/2006
Nikiski Terminal	100038240	110BDG.O	Buildings & Structural Assets Operational	ACCULOADS - FLEXIBLE ADDITIVE CONTROL SYS-NIKISKI	25003	12	448	Electrical	16	0	44,266.19	78,477.48	6/10/2006
Nikiski Terminal	100038251	150RFMKT	Refining and Marketing Assets Operational	LUBRICITY ADDITIVE INJECTION SYSTEM - NIKISKI	25003	12	403	Loading Rack Equipment	16	0	32,284.86	57,236.31	6/10/2006
Nikiski Terminal	100038252	150RFMKT	Refining and Marketing Assets Operational	PUMP - LUBRICITY ADDITIVE INJECTION SYSTEM-NIKISKI	25003	12	330	Pumping Equipment	16	0	32,284.86	57,236.31	6/10/2006
Nikiski Terminal	100038253	150RFMKT	Refining and Marketing Assets Operational	UL 142 TANK - LUBRICITY ADDITIVE INJECTION SYSTEM	25003	12	301	Tanks - Above Ground	16	0	32,294.59	57,253.54	6/10/2006
Nikiski Terminal	100038855	150RFMKT	Refining and Marketing Assets Operational	ELEVATED PLATFORMS - PRODUCT FILTERS - NIKISKI	25003	12	488	Ladders & Walkways	15	11	44,153.98	74,237.71	1/1/2007
Nikiski Terminal	100038857	150RFMKT	Refining and Marketing Assets Operational	PRODUCT FILTER ROOF - NIKISKI	25003	12	362	Filters	9	11	61,269.78	175,266.86	1/1/2007
Nikiski Terminal	100040939	150RFMKT	Refining and Marketing Assets Operational	OPEN ENDED PIPE MODIFICATIONS	25003	12	348	Piping	10	0	4,861.16	10,482.25	3/26/2008

Exhibit A - Page 3
Contribution Agreement

Asset Location	Asset	Asset Class	Asset Class Detail	Asset Name	Cost Ctr	Bus Seg	Detail Cd	Detail Code Description	Life/Yr	Life/Mo	Net Book	Cost	Cap Date
Nikiski Terminal	100044232	150RFMKT	Refining and Marketing Assets Operational	KENAI ANTI STAT TANK SKID - TANK	25003	12	301	Tanks - Above Ground	10	0	31,621.19	58,693.59	1/30/2009
Nikiski Terminal	100044233	150RFMKT	Refining and Marketing Assets Operational	KENAI ANTI STAT TANK SKID - INJECTION SYSTEM	25003	12	301	Tanks - Above Ground	10	0	31,621.16	58,693.56	1/30/2009
Nikiski Terminal	100050169	125M&EQT	Machinery and Equipment Operational	JET-A FILTER SEPARATOR	25003	10	350	Other Machinery & E	28	0	71,687.68	75,638.46	7/27/2012
Nikiski Terminal	100050170	125M&EQT	Machinery and Equipment Operational	TANK FARM SUMP SEPARATOR	25003	10	350	Other Machinery & E	28	0	107,531.55	113,457.69	7/27/2012
Nikiski Terminal	100050170-1	125M&EQT	Machinery and Equipment Operational	TANK FARM SUMP SEPARATOR	25003	10	350	Other Machinery & E	28	0	14,003.41	14,549.00	7/27/2012
Nikiski Terminal	100052169	150RFMKT	Refining and Marketing Assets Operational	NIKISKI TERMINAL PORTABLE ACCESS PLATFORM	25003	12	488	Ladders & Walkways	16	0	15,183.85	16,088.85	3/1/2013
Nikiski Terminal	100054588	150RFMKT	Refining and Marketing Assets Operational	NIKISKI TERMINAL TANK 103 SUMP SEPARATOR	25011	12	330	Pumping Equipment	16	0	94,748.53	95,419.45	1/30/2014
Nikiski Terminal	300043196	WIPR&M	WIP - R&M	Tanks - Above Ground	25011				0	0	29,034.08	29,034.08	6/8/2013
Nikiski Terminal	300043197	WIPR&M	WIP - R&M	Equip Installation & Site Fabrication	25011				0	0	30,810.37	30,810.37	6/28/2013
Nikiski Terminal	300043198	WIPR&M	WIP - R&M	Professional Services - Equipment	25011				0	0	32,840.24	32,840.24	4/12/2013
Anacortes	100052304	150RFMKT	Refining and Marketing Assets Operational	12" U/G FIREWATER PIPING-SHORE CRUDE TANKS	21317	10	348	Piping	28	0	759,510.35	783,649.56	3/20/2013
Anacortes	100052305	150RFMKT	Refining and Marketing Assets Operational	12" U/G FIREWATER PIPING-TANK CAR RACK	21317	10	348	Piping	28	0	145,245.51	149,861.74	3/20/2013
Anacortes	100048102	150RFMKT	Refining and Marketing Assets Operational	BUTANE UNLOADING DRUM 14V-855 INSTRUMENTATION	21318	10	446	Instruments	20	0	122,817.99	139,062.35	7/15/2011
Anacortes	100011432	140LIM.O	Land Improvements Operational	C3 TRUCK RACK ROAD UPGRADE	21318	10	481	Land Improvements	26	0	10,769.98	23,787.74	1/1/2000

Exhibit A - Page 4
Contribution Agreement

Asset Location	Asset	Asset Class	Asset Class Detail	Asset Name	Cost Ctr	Bus Seg	Detail Cd	Detail Code Description	Life/Yr	Life/Mo	Net Book	Cost	Cap Date
Anacortes	100012050	150RFMKT	Refining and Marketing Assets Operational	CATHODIC PROTECTION MONITORING IN FOUR TANKS	21317	10	301	Tanks - Above Ground	26	0	33,126.96	61,563.73	11/1/2000
Anacortes	100012045	150RFMKT	Refining and Marketing Assets Operational	EMERGENCY SHUT DOWN - PROPANE TRUCK LOADING RACK	21318	10	403	Loading Rack Equipment	26	0	8,483.96	15,811.79	10/23/2000
Anacortes	100045215	150RFMKT	Refining and Marketing Assets Operational	FIRE FOAM DISTRIBUTION SYSTEM - TANK 165	21317	10	301	Tanks - Above Ground	20	0	183,336.43	221,554.60	5/10/2010
Anacortes	100045216	150RFMKT	Refining and Marketing Assets Operational	FIRE FOAM DISTRIBUTION SYSTEM - TANK 166	21317	10	301	Tanks - Above Ground	20	0	183,336.43	221,554.60	5/10/2010
Anacortes	100018898	115CMP.O	Computer Equipment Operational	FUELS MANGER - TANK LEVEL/ALARM SYSTEM - SOFTWARE	21317	10	507	Computer Software	5	0	0	16,512.43	12/27/2002
Anacortes	100005268	150RFMKT	Refining and Marketing Assets Operational	HIGH SULFUR DIESEL DYE INJECTION-2	21318	10	111	De-Isobutanizer Unit	28	0	44,527.57	89,520.00	9/1/1998
Anacortes	100005270	150RFMKT	Refining and Marketing Assets Operational	HIGH SULFUR DIESEL DYE INJECTION-2	21318	10	111	De-Isobutanizer Unit	28	0	3,063.83	6,056.00	12/1/1998
Anacortes	100004559	150RFMKT	Refining and Marketing Assets Operational	LOADING RACKS	21318	10	341	Loading Racks	28	0	119,369.81	241,486.00	7/1/1955
Anacortes	100004575	150RFMKT	Refining and Marketing Assets Operational	LOADING RACKS	21318	10	341	Loading Racks	28	0	13,786.83	27,875.00	7/1/1956
Anacortes	100004588	150RFMKT	Refining and Marketing Assets Operational	LOADING RACKS	21318	10	341	Loading Racks	28	0	33.74	68	7/1/1957
Anacortes	100004605	150RFMKT	Refining and Marketing Assets Operational	LOADING RACKS	21318	10	341	Loading Racks	28	0	9,203.37	18,608.00	7/1/1958
Anacortes	100004638	150RFMKT	Refining and Marketing Assets Operational	LOADING RACKS	21318	10	341	Loading Racks	28	0	856.07	1,731.00	7/1/1960
Anacortes	100004652	150RFMKT	Refining and Marketing Assets Operational	LOADING RACKS	21318	10	341	Loading Racks	28	0	3,245.57	6,562.00	7/1/1961
Anacortes	100004666	150RFMKT	Refining and Marketing Assets Operational	LOADING RACKS	21318	10	341	Loading Racks	28	0	604.47	1,222.00	7/1/1962
Anacortes	100004698	150RFMKT	Refining and Marketing Assets Operational	LOADING RACKS	21318	10	341	Loading Racks	28	0	884.79	1,789.00	7/1/1964
Anacortes	100004714	150RFMKT	Refining and Marketing Assets Operational	LOADING RACKS	21318	10	341	Loading Racks	28	0	880.67	1,781.00	7/1/1965
Anacortes	100004726	150RFMKT	Refining and Marketing Assets Operational	LOADING RACKS	21318	10	341	Loading Racks	28	0	552.45	1,117.00	7/1/1966
Anacortes	100004752	150RFMKT	Refining and Marketing Assets Operational	LOADING RACKS	21318	10	341	Loading Racks	28	0	1,204.77	2,436.00	7/1/1968

Exhibit A - Page 5
Contribution Agreement

Asset Location	Asset	Asset Class	Asset Class Detail	Asset Name	Cost Ctr	Bus Seg	Detail Cd	Detail Code Description	Life/Yr	Life/Mo	Net Book	Cost	Cap Date
Anacortes	100004765	150RFMKT	Refining and Marketing Assets Operational	LOADING RACKS	21318	10	341	Loading Racks	28	0	4,767.58	9,640.00	7/1/1969
Anacortes	100004778	150RFMKT	Refining and Marketing Assets Operational	LOADING RACKS	21318	10	341	Loading Racks	28	0	1,824.73	3,689.00	7/1/1970
Anacortes	100004790	150RFMKT	Refining and Marketing Assets Operational	LOADING RACKS	21318	10	341	Loading Racks	28	0	9,372.00	18,949.00	7/1/1971
Anacortes	100004804	150RFMKT	Refining and Marketing Assets Operational	LOADING RACKS	21318	10	341	Loading Racks	28	0	2,076.31	4,198.00	7/1/1972
Anacortes	100004851	150RFMKT	Refining and Marketing Assets Operational	LOADING RACKS	21318	10	341	Loading Racks	28	0	188.69	382	7/1/1975
Anacortes	100004863	150RFMKT	Refining and Marketing Assets Operational	LOADING RACKS	21318	10	341	Loading Racks	28	0	9,734.84	19,683.00	7/1/1976
Anacortes	100004875	150RFMKT	Refining and Marketing Assets Operational	LOADING RACKS	21318	10	341	Loading Racks	28	0	666.46	1,347.00	7/1/1977
Anacortes	100004888	150RFMKT	Refining and Marketing Assets Operational	LOADING RACKS	21318	10	341	Loading Racks	28	0	2,562.22	5,181.00	7/1/1978
Anacortes	100004904	150RFMKT	Refining and Marketing Assets Operational	LOADING RACKS	21318	10	341	Loading Racks	28	0	19,988.91	40,415.00	7/1/1979
Anacortes	100004919	150RFMKT	Refining and Marketing Assets Operational	LOADING RACKS	21318	10	341	Loading Racks	28	0	265.73	537	7/1/1980
Anacortes	100004932	150RFMKT	Refining and Marketing Assets Operational	LOADING RACKS	21318	10	341	Loading Racks	28	0	2,745.06	5,550.00	7/1/1981
Anacortes	100004945	150RFMKT	Refining and Marketing Assets Operational	LOADING RACKS	21318	10	341	Loading Racks	28	0	1,846.13	3,733.00	7/1/1982
Anacortes	100004958	150RFMKT	Refining and Marketing Assets Operational	LOADING RACKS	21318	10	341	Loading Racks	28	0	94.33	191	7/1/1983
Anacortes	100005049	150RFMKT	Refining and Marketing Assets Operational	LOADING RACKS	21318	10	341	Loading Racks	28	0	2,017.52	4,079.00	7/1/1989
Anacortes	100005068	150RFMKT	Refining and Marketing Assets Operational	LOADING RACKS	21318	10	341	Loading Racks	28	0	164,380.29	332,361.00	7/1/1990
Anacortes	100005086	150RFMKT	Refining and Marketing Assets Operational	LOADING RACKS	21318	10	341	Loading Racks	28	0	6,729.50	13,606.00	7/1/1991
Anacortes	100005124	150RFMKT	Refining and Marketing Assets Operational	LOADING RACKS	21318	10	341	Loading Racks	28	0	117,258.58	237,085.00	7/1/1993
Anacortes	100005164	150RFMKT	Refining and Marketing Assets Operational	LOADING RACKS	21318	10	341	Loading Racks	28	0	81,505.50	164,796.00	7/1/1995
Anacortes	100005183	150RFMKT	Refining and Marketing Assets Operational	LOADING RACKS	21318	10	341	Loading Racks	28	0	6,413.59	12,968.00	7/1/1996
Anacortes	100005200	150RFMKT	Refining and Marketing Assets Operational	LOADING RACKS	21318	10	341	Loading Racks	28	0	39,231.61	79,323.00	7/1/1997
Anacortes	100004682	150RFMKT	Refining and Marketing Assets Operational	OIL STORAGE	21317	10	301	Tanks - Above Ground	28	0	144,386.80	291,936.00	7/1/1963
Anacortes	100004697	150RFMKT	Refining and Marketing Assets Operational	OIL STORAGE	21317	10	301	Tanks - Above Ground	28	0	56,858.83	114,963.00	7/1/1964
Anacortes	100004713	150RFMKT	Refining and Marketing Assets Operational	OIL STORAGE	21317	10	301	Tanks - Above Ground	28	0	14,161.02	28,632.00	7/1/1965

Exhibit A - Page 6
Contribution Agreement

Asset Location	Asset	Asset Class	Asset Class Detail	Asset Name	Cost Ctr	Bus Seg	Detail Cd	Detail Code Description	Life/Yr	Life/Mo	Net Book	Cost	Cap Date
Anacortes	100004725	150RFMKT	Refining and Marketing Assets Operational	OIL STORAGE	21317	10	301	Tanks - Above Ground	28	0	7,980.33	16,135.00	7/1/1966
Anacortes	100004740	150RFMKT	Refining and Marketing Assets Operational	OIL STORAGE	21317	10	301	Tanks - Above Ground	28	0	2,313.83	4,678.00	7/1/1967
Anacortes	100004751	150RFMKT	Refining and Marketing Assets Operational	OIL STORAGE	21317	10	301	Tanks - Above Ground	28	0	74,038.41	149,698.00	7/1/1968
Anacortes	100004764	150RFMKT	Refining and Marketing Assets Operational	OIL STORAGE	21317	10	301	Tanks - Above Ground	28	0	117,125.93	236,817.00	7/1/1969
Anacortes	100004777	150RFMKT	Refining and Marketing Assets Operational	OIL STORAGE	21317	10	301	Tanks - Above Ground	28	0	6,734.98	13,617.00	7/1/1970
Anacortes	100004789	150RFMKT	Refining and Marketing Assets Operational	OIL STORAGE	21317	10	301	Tanks - Above Ground	28	0	78,233.93	158,182.00	7/1/1971
Anacortes	100004803	150RFMKT	Refining and Marketing Assets Operational	OIL STORAGE	21317	10	301	Tanks - Above Ground	28	0	67,478.46	136,435.00	7/1/1972
Anacortes	100004819	150RFMKT	Refining and Marketing Assets Operational	OIL STORAGE	21317	10	301	Tanks - Above Ground	28	0	3,044.57	6,155.00	7/1/1973
Anacortes	100004834	150RFMKT	Refining and Marketing Assets Operational	OIL STORAGE	21317	10	301	Tanks - Above Ground	28	0	10,361.20	20,949.00	7/1/1974
Anacortes	100004850	150RFMKT	Refining and Marketing Assets Operational	OIL STORAGE	21317	10	301	Tanks - Above Ground	28	0	17,531.92	35,448.00	7/1/1975
Anacortes	100004874	150RFMKT	Refining and Marketing Assets Operational	OIL STORAGE	21317	10	301	Tanks - Above Ground	28	0	10,337.48	20,902.00	7/1/1977
Anacortes	100004903	150RFMKT	Refining and Marketing Assets Operational	OIL STORAGE	21317	10	301	Tanks - Above Ground	28	0	40,181.56	81,244.00	7/1/1979
Anacortes	100004918	150RFMKT	Refining and Marketing Assets Operational	OIL STORAGE	21317	10	301	Tanks - Above Ground	28	0	6,539.44	13,222.00	7/1/1980
Anacortes	100004931	150RFMKT	Refining and Marketing Assets Operational	OIL STORAGE	21317	10	301	Tanks - Above Ground	28	0	107,443.92	217,242.00	7/1/1981
Anacortes	100004944	150RFMKT	Refining and Marketing Assets Operational	OIL STORAGE	21317	10	301	Tanks - Above Ground	28	0	16,273.33	32,904.00	7/1/1982
Anacortes	100004957	150RFMKT	Refining and Marketing Assets Operational	OIL STORAGE	21317	10	301	Tanks - Above Ground	28	0	12,271.62	24,812.00	7/1/1983
Anacortes	100004972	150RFMKT	Refining and Marketing Assets Operational	OIL STORAGE	21317	10	301	Tanks - Above Ground	28	0	11,267.83	22,783.00	7/1/1984

Exhibit A - Page 7
Contribution Agreement

Asset Location	Asset	Asset Class	Asset Class Detail	Asset Name	Cost Ctr	Bus Seg	Detail Cd	Detail Code Description	Life/Yr	Life/Mo	Net Book	Cost	Cap Date
Anacortes	100004987	150RFMKT	Refining and Marketing Assets Operational	OIL STORAGE	21317	10	301	Tanks - Above Ground	28	0	53,900.85	108,983.00	7/1/1985
Anacortes	100005002	150RFMKT	Refining and Marketing Assets Operational	OIL STORAGE	21317	10	301	Tanks - Above Ground	28	0	7,703.16	15,575.00	7/1/1986
Anacortes	100005016	150RFMKT	Refining and Marketing Assets Operational	OIL STORAGE	21317	10	301	Tanks - Above Ground	28	0	4,870.17	9,847.00	7/1/1987
Anacortes	100005067	150RFMKT	Refining and Marketing Assets Operational	OIL STORAGE	21317	10	301	Tanks - Above Ground	28	0	2,031.66	4,108.00	7/1/1990
Anacortes	100005085	150RFMKT	Refining and Marketing Assets Operational	OIL STORAGE	21317	10	301	Tanks - Above Ground	28	0	8,144.92	16,468.00	7/1/1991
Anacortes	100005104	150RFMKT	Refining and Marketing Assets Operational	OIL STORAGE	21317	10	301	Tanks - Above Ground	28	0	27,713.07	56,033.00	7/1/1992
Anacortes	100005123	150RFMKT	Refining and Marketing Assets Operational	OIL STORAGE	21317	10	301	Tanks - Above Ground	28	0	254,657.42	514,893.00	7/1/1993
Anacortes	100005145	150RFMKT	Refining and Marketing Assets Operational	OIL STORAGE	21317	10	301	Tanks - Above Ground	28	0	7,064,837.34	14,284,430.00	7/1/1994
Anacortes	100005163	150RFMKT	Refining and Marketing Assets Operational	OIL STORAGE	21317	10	301	Tanks - Above Ground	28	0	824,754.43	1,667,575.00	7/1/1995
Anacortes	100005182	150RFMKT	Refining and Marketing Assets Operational	OIL STORAGE	21317	10	301	Tanks - Above Ground	28	0	12,464.40	25,202.00	7/1/1996
Anacortes	100005199	150RFMKT	Refining and Marketing Assets Operational	OIL STORAGE	21317	10	301	Tanks - Above Ground	28	0	392,462.37	793,522.00	7/1/1997
Anacortes	100005215	150RFMKT	Refining and Marketing Assets Operational	OIL STORAGE	21317	10	301	Tanks - Above Ground	28	0	87,027.97	175,962.00	11/15/1998
Anacortes	100045213	150RFMKT	Refining and Marketing Assets Operational	RAIL CAR UNLOADING - PIPING & INFRASTRUCTURE	21318	10	348	Piping	20	0	405,962.37	496,177.11	2/9/2010
Anacortes	100045212	150RFMKT	Refining and Marketing Assets Operational	RAIL CAR UNLOADING - VAPORIZATION UNIT	21318	10	403	Loading Rack Equipment	20	0	207,170.50	253,208.84	2/9/2010
Anacortes	100045210	150RFMKT	Refining and Marketing Assets Operational	RAIL CAR UNLOADING COMPRESSOR #1	21318	10	325	Compressors	20	0	552,974.97	676,053.60	2/9/2010

Exhibit A - Page 8
Contribution Agreement

Asset Location	Asset	Asset Class	Asset Class Detail	Asset Name	Cost Ctr	Bus Seg	Detail Cd	Detail Code Description	Life/Yr	Life/Mo	Net Book	Cost	Cap Date
Anacortes	100045211	150RFMKT	Refining and Marketing Assets Operational	RAIL CAR UNLOADING COMPRESSOR #2	21318	10	325	Compressors	20	0	552,974.96	676,053.59	2/9/2010
Anacortes	100044085	150RFMKT	Refining and Marketing Assets Operational	REDUNDANT HIGH LEVEL ALARM - TANK 165	21317	10	302	Tank Monitoring Equipment	15	0	25,996.99	36,487.00	5/29/2009
Anacortes	100044086	150RFMKT	Refining and Marketing Assets Operational	REDUNDANT HIGH LEVEL ALARM - TANK 166	21317	10	302	Tank Monitoring Equipment	15	0	25,997.30	36,487.41	5/29/2009
Anacortes	100005266	150RFMKT	Refining and Marketing Assets Operational	SECONDARY SEALS PH 5	21317	10	301	Tanks - Above Ground	28	0	62,313.41	125,277.00	9/1/1998
Anacortes	100005267	150RFMKT	Refining and Marketing Assets Operational	SECONDARY SEALS PH 5	21317	10	301	Tanks - Above Ground	28	0	277,070.94	547,714.00	12/1/1998
Anacortes	100011175	150RFMKT	Refining and Marketing Assets Operational	SECONDARY SEALS PH5	21317	10	301	Tanks - Above Ground	27	0	149,143.72	298,712.53	4/1/1999
Anacortes	100011187	150RFMKT	Refining and Marketing Assets Operational	SHPNG: REPL 2400V MOTOR STARTERS	21317	10	448	Electrical	27	0	10,348.21	20,485.34	6/1/1999
Anacortes	900001977	910DTKRS	Deferred Tank Restoration Costs	TANK 136 ANNULAR FLOOR PLATE	21317	10			20	0	242,473.90	255,235.69	3/7/2013
Anacortes	100012054	150RFMKT	Refining and Marketing Assets Operational	TANK 165 SECONDARY SEALS	21317	10	301	Tanks - Above Ground	26	0	554,278.67	1,085,684.71	2/5/2000
Anacortes	100040846	150RFMKT	Refining and Marketing Assets Operational	TERMINAL MGMT SYS TRUCK RACK - DCS INSTRUMENTATION	21318	10	124	Process Control Equ	10	0	90,524.66	193,709.29	4/1/2008
Anacortes	100045039	150RFMKT	Refining and Marketing Assets Operational	TERMINAL MGMT SYS TRUCK RACK - DCS INSTRUMENTATION	21318	10	124	Process Control Equ	8	3	3,818.17	7,000.00	1/1/2010
Anacortes	100040845	115CMP.O	Computer Equipment Operational	TERMINAL MGMT SYS TRUCK RACK TMS3000 COMPUTER HDWR	21318	10	504	Computer Hardware	3	0	6,303.96	63,039.60	4/1/2008

Exhibit A - Page 9
Contribution Agreement

Asset Location	Asset	Asset Class	Asset Class Detail	Asset Name	Cost Ctr	Bus Seg	Detail Cd	Detail Code Description	Life/Yr	Life/Mo	Net Book	Cost	Cap Date
Anacortes	100040844	115CMP.O	Computer Equipment Operational	TERMINAL MGMT SYS TRUCK RACK TMS3000 SYS SOFTWARE	21318	10	507	Computer Software	3	0	0	47,279.70	4/1/2008
Anacortes	100005281	150RFMKT	Refining and Marketing Assets Operational	TK 165 HEATER SUCTION PIPING	21317	10	301	Tanks - Above Ground	28	0	2,555.56	5,138.00	9/1/1998
Anacortes	100005282	150RFMKT	Refining and Marketing Assets Operational	TK 165 HEATER SUCTION PIPING	21317	10	301	Tanks - Above Ground	28	0	1,442.40	2,852.00	12/1/1998
Anacortes	100036687	150RFMKT	Refining and Marketing Assets Operational	TRUCK LOADING RACK SYSTEM	21318	10	341	Loading Racks	10	0	1,901.63	17,093.04	4/15/2004
Anacortes	100046375	150RFMKT	Refining and Marketing Assets Operational	TRUCK RACK EMERGENCY SHUTDOWN SYSTEM	21318	10	403	Loading Rack Equipment	20	0	73,302.20	85,111.41	2/9/2011
Martinez	100036997	150RFMKT	Refining and Marketing Assets Operational	GAS/DIESEL TRUCK RACK-RECOMMISSION TRUCK RACK PROJ	18362	10	341	Loading Racks	25	0	6,436,568.55	9,437,783.93	5/13/2005
Martinez	100037812	150RFMKT	Refining and Marketing Assets Operational	TR3 LOADING RACK - TRAFFIC FLOW INFRASTRUCTURE	18362	10	341	Loading Racks	24	0	242,399.01	348,618.84	1/15/2006
Martinez	100037928	150RFMKT	Refining and Marketing Assets Operational	GAS/DIESEL TRUCK RACK-RECOMMISSION TRUCK RACK PROJ	18362	10	341	Loading Racks	24	0	99,845.19	143,822.23	1/1/2006
Martinez	100045683	150RFMKT	Refining and Marketing Assets Operational	EMERGENCY SHUTDOWN STATIONS - TRUCK RACK	18362	10	403	Loading Rack Equipment	20	0	21,087.56	24,858.69	10/21/2010
Martinez	100048438	150RFMKT	Refining and Marketing Assets Operational	SHELL GASOLINE ADDITIVE INJECTION SYSTEM	18362	12	403	Loading Rack Equipment	20	0	411,974.29	465,179.14	8/16/2011
Martinez	100048676	150RFMKT	Refining and Marketing Assets Operational	LOADING RACK - DRAIN POT - TRACT 3	18362	10	403	Loading Rack Equipment	27	11	26,526.04	28,518.05	1/1/2012
Martinez	100053859	150RFMKT	Refining and Marketing Assets Operational	BIODIESEL LOADING RACK STORAGE TANKS 982 & 983	18362	10	301	Crude Tanks - Above Ground	28	0	1,295,610.66	1,318,567.90	8/16/2013

Exhibit A - Page 10
Contribution Agreement

Asset Location	Asset	Asset Class	Asset Class Detail	Asset Name	Cost Ctr	Bus Seg	Detail Cd	Detail Code Description	Life/Yr	Life/Mo	Net Book	Cost	Cap Date
Martinez	100053859-1	150RFMKT	Refining and Marketing Assets Operational	BIODIESEL LOADING RACK STORAGE TANKS 982 & 983	18362	10	301	Crude Tanks - Above Ground	28	0	1,326.69	1,370.75	1/1/2014
Martinez	100053860	150RFMKT	Refining and Marketing Assets Operational	BIODIESEL LOADING RACK PIPING	18362	10	403	Loading Rack Equipment	28	0	1,119,544.47	1,139,381.98	8/16/2013
Martinez	100053861	150RFMKT	Refining and Marketing Assets Operational	BIODIESEL LOADING RACK 10512 Offloading PUMP	18362	10	403	Loading Rack Equipment	28	0	146,516.90	149,113.08	8/16/2013
Martinez	100053863	150RFMKT	Refining and Marketing Assets Operational	BIODIESEL LOADING RACK 10506 W Blending & Circulat	18362	10	403	Loading Rack Equipment	28	0	100,799.09	102,585.24	8/16/2013
Martinez	100053864	150RFMKT	Refining and Marketing Assets Operational	BIODIESEL LOADING RACK 10507 E Blending & Circulat	18362	10	403	Loading Rack Equipment	28	0	100,798.73	102,584.87	8/16/2013
Martinez	100053865	150RFMKT	Refining and Marketing Assets Operational	BIODIESEL LOADING RACK I&E	18362	10	403	Loading Rack Equipment	28	0	876,879.02	892,416.63	8/16/2013
Martinez	100053866	150RFMKT	Refining and Marketing Assets Operational	BIODIESEL LOADING RACK SAFETY SYSTEM	18362	10	403	Loading Rack Equipment	28	0	26,437.20	26,905.65	8/16/2013
Martinez	300040474	WIPR&M	WIP - R&M	Concrete/Earth	18362				0	0	1,289.79	1,289.79	3/8/2013
Martinez	300040476	WIPR&M	WIP - R&M	Contract Services	18362				0	0	7,236.08	7,236.08	10/18/2012
Martinez	300042785	WIPR&M	WIP - R&M	Other Materials	18362				0	0	906.15	906.15	10/26/2013
Martinez	300045203	300WIP.O	Work in Progress - Refining & Marketing	Contract Services	18362				0	0	51,339.68	51,339.68	12/31/2013
Martinez	100034564	150RFMKT	Refining and Marketing Assets Operational	TK646 - BUILT IN 1956	18004	10	301	Tanks - Above Ground	28	0	8,693.51	14,000.00	5/17/2002
Martinez	100034565	150RFMKT	Refining and Marketing Assets Operational	TK647 - BUILT IN 1956	18004	10	301	Tanks - Above Ground	28	0	8,693.51	14,000.00	5/17/2002
Martinez	100034566	150RFMKT	Refining and Marketing Assets Operational	TK648 - BUILT IN 1956	18004	10	301	Tanks - Above Ground	28	0	8,693.51	14,000.00	5/17/2002
Martinez	100034567	150RFMKT	Refining and Marketing Assets Operational	TK649 - BUILT IN 1956	18004	10	301	Tanks - Above Ground	28	0	8,693.51	14,000.00	5/17/2002
Martinez	100034576	150RFMKT	Refining and Marketing Assets Operational	TK666 - BUILT IN 1957	18004	10	301	Tanks - Above Ground	28	0	8,693.51	14,000.00	5/17/2002

Exhibit A - Page 11
Contribution Agreement

Asset Location	Asset	Asset Class	Asset Class Detail	Asset Name	Cost Ctr	Bus Seg	Detail Cd	Detail Code Description	Life/Yr	Life/Mo	Net Book	Cost	Cap Date
Martinez	100034577	150RFMKT	Refining and Marketing Assets Operational	TK667 - BUILT IN 1957	18004	10	301	Tanks - Above Ground	28	0	8,693.51	14,000.00	5/17/2002
Martinez	100034578	150RFMKT	Refining and Marketing Assets Operational	TK668 - BUILT IN 1957	18004	10	301	Tanks - Above Ground	28	0	8,693.51	14,000.00	5/17/2002
Martinez	100034579	150RFMKT	Refining and Marketing Assets Operational	TK669 - BUILT IN 1957	18004	10	301	Tanks - Above Ground	28	0	8,693.51	14,000.00	5/17/2002
Martinez	100034580	150RFMKT	Refining and Marketing Assets Operational	TK670 - BUILT IN 1957	18004	10	301	Tanks - Above Ground	28	0	8,693.51	14,000.00	5/17/2002
Martinez	100035994	150RFMKT	Refining and Marketing Assets Operational	UPGRADE ETHYL MERCAPTAN STORAGE VESSEL	18342	10	310	Vessels	26	0	53,113.67	81,053.88	3/17/2004
Martinez	100036337	150RFMKT	Refining and Marketing Assets Operational	BUTANE LOADING RACK PUMPS - UPGRADES	18342	10	341	Loading Racks	26	0	307,659.22	459,390.64	8/25/2004
Martinez	100036734	150RFMKT	Refining and Marketing Assets Operational	UPGRADE BUTANE LOADING RACK PUMPS-LOADING RACK EQU	18342	10	341	Loading Racks	25	0	8,221.53	12,271.00	1/1/2005
Martinez	100037606	150RFMKT	Refining and Marketing Assets Operational	LPG SHIPPING - PHA RECOMMENDATIONS 2004/05	18004	10	115	LPG Fractionation Facilities	25	0	480,062.19	682,876.56	12/12/2005
Martinez	100038347	150RFMKT	Refining and Marketing Assets Operational	LIQUID PETRO GAS LOADING RACK-PHA RECOMMEND 04/05	18363	10	341	Loading Racks	24	0	39,428.59	55,460.00	6/21/2006
Martinez	100039062	150RFMKT	Refining and Marketing Assets Operational	TRACT 3 RAIL SPUR PIPE BRIDGE	18361	10	348	Piping	20	0	206,625.00	300,000.00	4/12/2007
Martinez	100040583	150RFMKT	Refining and Marketing Assets Operational	FIREWATER SYSTEM UPGR-TRACT 3 LPG BULLETS	18044	10	209	Water Systems	19	1	437,095.00	616,347.04	1/1/2008
Martinez	100040882	150RFMKT	Refining and Marketing Assets Operational	POTABLE WATER SYSTEM MODIFICATIONS - TRACK 3	18361	10	209	Water Systems	28	0	268,025.00	328,253.71	6/25/2008

Exhibit A - Page 12
Contribution Agreement

Asset Location	Asset	Asset Class	Asset Class Detail	Asset Name	Cost Ctr	Bus Seg	Detail Cd	Detail Code Description	Life/Yr	Life/Mo	Net Book	Cost	Cap Date
Martinez	100044828	150RFMKT	Refining and Marketing Assets Operational	POTABLE WATER SYSTEM MODIFICATIONS - TRACK 3	18361	10	209	Water Systems	26	5	18,597.37	21,674.16	1/1/2010
Martinez	100046367	150RFMKT	Refining and Marketing Assets Operational	LOADING RACK BACKPRESSURE DETECTION SYSTEM	18363	10	124	Process Control Equ	10	0	100,756.61	140,183.15	1/20/2011
Martinez	100049001	150RFMKT	Refining and Marketing Assets Operational	CALARP SEISMIC UPGRADES - LPG - SHIPPING	18363	10	341	Loading Racks	28	0	17,530.95	18,816.15	1/27/2012

Exhibit A - Page 13
Contribution Agreement

EXHIBIT B

Permitted Liens

Liens, claims, charges, options, encumbrances, mortgages, pledges or security interests as follows:

(a)     incurred and made in the ordinary course of business in connection with worker’s compensation;

(b)    that secure the performance of bids, tenders, leases, contracts (other than for the repayment of debt), statutory obligations, surety, customs and appeal bonds and other obligations of like nature, incurred as an incident to and in the ordinary course of business;

(c)     imposed by law, such as carriers’, warehouseman’s, mechanics’, materialmen’s, landlords’, laborers’, suppliers’ and vendors’ liens, incurred in good faith in the ordinary course of business and that secure obligations that are not yet due or delinquent or which are being contested in good faith by appropriate proceedings as to which the Contributor has set aside on its books adequate reserves;

(d)    that secure the payment of taxes, either not yet due or delinquent or being contested in good faith by appropriate legal or administrative proceedings and as to which the Contributor has set aside on its books adequate reserves;

(e)     zoning restrictions, easements, licenses, rights of way, declarations, reservations, provisions, covenants, conditions, waivers or restrictions on the use of property (and with respect to leasehold interests, mortgages, obligations and liens incurred, created, assumed or permitted to exist and arising by, through or under a landlord or owner of the leased property, with or without consent of the lessee);

(f)     on property existing at the time such property was acquired by the Contributor (provided, that they were not created in contemplation of the acquisition of such property by such Contributor);

(g)     created by the Operating Company; and

(h)     pursuant to this Agreement.

Exhibit B - Page 1
Contribution Agreement

EXHIBIT C

Excluded Assets and Liabilities

•	Excluded Assets and Liabilities related to Martinez Assets:

◦	Any and all petroleum and hydrocarbon inventory; and

◦	Any working capital of TRMC and its Affiliates (other than the General Partner and the Partnership Group) related to such assets.

•	Excluded Assets and Liabilities related to Anacortes Assets:

◦	Any and all petroleum and hydrocarbon inventory; and

◦	Any working capital of TRMC and its Affiliates (other than the General Partner and the Partnership Group) related to such assets.

•	Excluded Assets and Liabilities related to Nikiski Assets:

◦	Any and all petroleum and hydrocarbon inventory;

◦	Pipelines connecting TAC’s Kenai Refinery to inlet flanges at Nikiski Assets; and

◦	Any working capital of TAC and its Affiliates (other than the General Partner and the Partnership Group) related to such assets.

Exhibit C - Page 1
Contribution Agreement

EXHIBIT D

Form of 10-Year Promissory Note

(See Attached.)

Exhibit D - Page 1
Contribution Agreement

INTERCOMPANY NOTE (the “Note”)
$[___,000,000]		San Antonio, Texas
__________, 2014 (the “Note Date”)

FOR VALUE RECEIVED, TESORO CORPORATION, a Delaware corporation, having an address at 19100 Ridgewood Parkway, San Antonio, Texas 78259 (“Maker”) promises to pay to the order of TESORO LOGISTICS GP, LLC, a Delaware limited liability company, having an address at 19100 Ridgewood Parkway, San Antonio, Texas 78259 (“Payee”), the principal sum of [__________________________] MILLION DOLLARS ($[___,000,000]). Maker also promises to pay to Payee interest on the outstanding principal amount of this Note, from time to time, at the rate equal to the greater of (i) [for the First Closing Date Assets, the July 2014 applicable Federal interest rate that will be published by the IRS during the third week of June 2014, and, for the TAPC Equity, the applicable Federal interest rate published by the IRS for the month in which the Second Closing Date occurs] or (ii) [four percent (4.00%)]. Interest shall be computed on the basis of a year of 365 (or 366) days and shall be due and payable in arrears on a quarterly basis within five (5) business days of the last day of each fiscal quarter.

Maker shall pay all obligations in lawful money of the United States in immediately available funds, free and clear of, and without deduction or offset for, any present or future taxes, levies, imposts, charges, withholdings, or liabilities with respect thereto; or any other defenses, offsets, set-offs, claims, counterclaims, credits, or deductions of any kind. Maker’s obligations under this Note are completely independent of all circumstances whatsoever other than as this Note expressly states.

1.    Maturity, Prepayment. The principal and accrued but unpaid interest on this Note shall be due and payable on demand, and if no demand has been made prior thereto, on ___________, 2024. Maker may prepay this Note at any time, in whole or in part, without notice, penalty, or premium, provided only that Maker simultaneously pays interest to the date of such prepayment.

2.    Subordination. Payee’s rights under this Note, including rights to the payment of principal or interest, shall be expressly subordinated to Maker’s obligations as guarantor under the Sixth Amended and Restated Credit Agreement (the “Credit Agreement”), dated as of January 4, 2013, among Maker, the financial institutions party thereto, and JPMorgan Chase Bank, National Association, as Administrative Agent, as amended through the date hereof and as the same may be amended, restated, supplemented or otherwise modified from time to time (each capitalized term used in this Section 2 and not otherwise defined herein shall have the meaning given to it in such Credit Agreement).

3.    Post-Maturity Interest, Etc. Any amount of principal or interest which is not paid when due, whether at maturity or otherwise, shall bear interest from the date when due until said

Exhibit D - Page 2
Contribution Agreement

principal or interest amount is paid in full, payable on demand, at the per annum rate of six percent (6.0%).

4.    Waivers. Maker and any endorsers and guarantors of this Note, and all others who may become liable for all or any part of the obligations evidenced by this Note, severally waive presentment for payment, protest, notice of protest, dishonor, notice of dishonor, demand, notice of non-payment, and the benefit of all statutes, ordinances, judicial rulings, and other legal principles of any kind, now or hereafter enacted or in force, affording any right of cure or any right to a stay of execution or extension of time for payment or exempting any property of such person from levy and sale upon execution of any judgment obtained by the holder in respect of this Note. THE PARTIES WAIVE JURY TRIAL IN ANY ACTION TO ENFORCE OR INTERPRET, OR OTHERWISE ARISING FROM, THIS NOTE.

5.    GOVERNING LAW. THIS NOTE AND THE PARTIES’ RIGHTS UNDER THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK NOTWITHSTANDING ANY PRINCIPLES OF CONFLICTS OF LAW.

6.    Severability. If any provision of this Note is invalid or unenforceable, then the other provisions shall remain in full force and effect and shall be liberally construed in favor of Payee.

Exhibit D - Page 3
Contribution Agreement

Maker has executed and delivered this Note as of the Note Date.

TESORO CORPORATION
By:
[Name]
[Title]

Exhibit D - Page 4
Contribution Agreement

EXHIBIT E

Form of Conveyance Documents

Exhibit E-1: Bill of Sale, Assignment and Assumption from TRMC, TAC, the General Partner and the Partnership to the Operating Company with respect to the First Closing Date Assets.

Exhibit E-2: Bill of Sale, Assignment and Assumption from Tesoro, the General Partner, the Partnership and the Operating Company to TLP with respect to the TAPC Equity.

Exhibit E - Page 1
Contribution Agreement

Exhibit E-1
BILL OF SALE, ASSIGNMENT AND ASSUMPTION

This Bill of Sale, Assignment and Assumption, dated to be effective as of [_______], 2014 (this “Instrument”), is made, executed and delivered by Tesoro Alaska Company LLC, a Delaware limited liability company (“TAC”), Tesoro Corporation, a Delaware corporation (“Tesoro”), Tesoro Refining & Marketing Company LLC, a Delaware limited liability company (“TRMC”), Tesoro Logistics GP, LLC, a Delaware limited liability company (the “General Partner”), and Tesoro Logistics LP, a Delaware limited partnership (the “Partnership”), in favor of Tesoro Logistics Operations LLC, a Delaware limited liability company (“Operating Company”). Capitalized terms not defined herein shall have the meanings given to them in the Contribution Agreement (as defined below).

WHEREAS, TAC, TRMC, the General Partner, the Partnership, the Operating Company and certain other parties have entered into a Contribution, Conveyance and Assumption Agreement dated as of June 23, 2014 (the “Contribution Agreement”); and

WHEREAS, the execution and delivery of this Instrument by TAC, TRMC, the General Partner and the Partnership is a condition to the obligations of all of the parties to the Contribution Agreement to consummate the transactions contemplated thereby.

NOW, THEREFORE, in consideration of the premises above and the mutual agreements set forth in the Contribution Agreement, and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.    Bill of Sale and Assignment of Assets.

(a)TRMC hereby transfers, conveys, assigns, grants, bargains, sets over, releases, delivers, vests and confirms unto the General Partner and its successors and assigns, forever, the entire right, title and interest of TRMC in and to any and all of the Martinez Assets and the Anacortes Assets (each as defined in, described in, and subject to the terms of, the Contribution Agreement, which includes the assets set forth on Schedule A attached hereto).

(b)TAC hereby transfers, conveys, assigns, grants, bargains, sets over, releases, delivers, vests and confirms unto the General Partner and its successors and assigns, forever, the entire right, title and interest of TAC in and to any and all of the Nikiski Assets (as defined in, described in, and subject to the terms of, the Contribution Agreement, which includes the assets set forth on Schedule A attached hereto).

(c) The General Partner hereby transfers, conveys, assigns, grants, bargains, sets over, releases, delivers, vests and confirms unto the Partnership and its successors and assigns, forever, the entire right, title and interest of the General Partner in and to any and all of the First Closing Date Assets (as defined in, described in, and subject to the terms of, the Contribution Agreement, which includes the assets set forth on Schedule A attached hereto).

Exhibit E - Page 2
Contribution Agreement

(d)The Partnership hereby transfers, conveys, assigns, grants, bargains, sets over, releases, delivers, vests and confirms unto the Operating Company and its successors and assigns, forever, the entire right, title and interest of the Partnership in and to any and all of the First Closing Date Assets (as defined in, described in, and subject to the terms of, the Contribution Agreement, which includes the assets set forth on Schedule A attached hereto).

(e)Notwithstanding anything contained in this Instrument to the contrary, the Assets shall not include any of the Excluded Assets and Liabilities.

2.    Assignment and Assumption.

(a)TRMC hereby assigns to the General Partner all of TRMC’s responsibilities, coverages and liabilities in and to the Martinez Assets and the Anacortes Assets, and the General Partner hereby agrees to assume, pay, discharge and perform when due all of the those responsibilities, coverages and liabilities. Notwithstanding the foregoing, the General Partner does not assume, or agree to pay, discharge or perform when due, any Excluded Assets and Liabilities.

(b)The General Partner hereby assigns to the Partnership all of the General Partner’s responsibilities, coverages and liabilities in and to the First Closing Date Assets, and the Partnership hereby agrees to assume, pay, discharge and perform when due all of the those responsibilities, coverages and liabilities. Notwithstanding the foregoing, the Partnership does not assume, or agree to pay, discharge or perform when due, any Excluded Assets and Liabilities.

(c)The Partnership hereby assigns to the Operating Company all of the Partnership’s responsibilities, coverages and liabilities in and to the First Closing Date Assets, and the Operating Company hereby agrees to assume, pay, discharge and perform when due all of the those responsibilities, coverages and liabilities. Notwithstanding the foregoing, the Operating Company does not assume, or agree to pay, discharge or perform when due, any Excluded Assets and Liabilities.

3.    Clarification.

(a)For the avoidance of doubt, any conveyance of title to the First Closing Date Assets from TAC or TRMC, as applicable, to the Operating Company, as applicable, or assumption of any obligations of TAC or TRMC, as applicable, by the Operating Company is solely to minimize the need for additional conveyance documents and instruments.

(b)The intent of the Parties (and the intended treatment of the transactions contemplated by the Contribution Agreement) is for:

(1)TRMC to convey the applicable Assets and obligations to the General Partner pursuant to Section 2.1 of the Contribution Agreement;

(2)TAC to convey the applicable Assets and obligations to the General Partner pursuant to Section 2.2 of the Contribution Agreement;

Exhibit E - Page 3
Contribution Agreement

(3)the General Partner to convey the applicable Assets and obligations to the Partnership pursuant to Section 2.3 of the Contribution Agreement;

(4)the Partnership to convey the applicable Assets and obligations to the Operating Company pursuant to Section 2.4 of the Contribution Agreement;

(c)The conveyance of the First Closing Date Assets and obligations by TAC, TRMC, the General Partner and the Partnership to the Operating Company pursuant to this Instrument is not intended to be treated as a sale for tax or any other purposes.

(d)Furthermore, it is the intention of the parties hereto that the only obligations of TAC or TRMC to be assumed by the Operating Company (after all relevant distributions and conveyances by TAC, TRMC, the General Partner and the Partnership) are those that specifically relate to the First Closing Date Assets to be contributed, meaning that it is intended that the Operating Company shall not assume any obligations of TAC or TRMC not specifically tied to the First Closing Date Assets or that do not specifically relate to the First Closing Date Assets.

4.    Further Assurances. TAC, TRMC, the General Partner and the Partnership hereby covenant and agree that, at any time and from time to time after the date of this Instrument, at the request of the Operating Company, Tesoro, TAC, TRMC, the General Partner and the Partnership will execute and deliver such documents and instruments of conveyance and transfer as the Operating Company may reasonably request to consummate more effectively the contribution of the First Closing Date Assets as contemplated by the Contribution Agreement and to vest in Operating Company or TLP, as applicable, title to the First Closing Date Assets transferred under this Instrument.

5.    Miscellaneous Provisions.

(a)Successors in Interest. This Instrument shall be binding upon and inure to the benefit of the parties and their respective permitted successors, permitted assigns and legal representatives.

(b)Schedule; Number; Gender; Captions. The schedule to this Instrument is hereby incorporated into, and made a part of, this Instrument. Whenever the context so requires, the singular number shall include the plural and the plural shall include the singular, and the gender of any pronoun shall include the other genders. Titles and captions of or in this Instrument are inserted only as a matter of convenience and for reference and in no way affect the scope or intent of this Instrument.

(c)Applicable Law. This Instrument shall be governed by and construed in accordance with the laws of the State of Texas.

(d)Severability. If any provision of this Instrument shall be held invalid, illegal or unenforceable, the validity, legality or enforceability of the other provisions of this Instrument shall not be affected thereby, and there shall be deemed substituted for the provision at issue a valid, legal and enforceable provision as similar as possible to the provision at issue.

Exhibit E - Page 4
Contribution Agreement

(e)Amendment. This Instrument may not be amended except by an instrument in writing signed by TLP, the Operating Company, the Partnership, the General Partner, TRMC and TAC.

(f)Counterparts. This Instrument may be executed in any number of counterparts (including facsimile or .pdf copies) with the same effect as if all parties hereto had signed the same document. All counterparts shall be construed together and shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

Exhibit E - Page 5
Contribution Agreement

IN WITNESS WHEREOF, this Bill of Sale, Assignment and Assumption has been executed by the parties as of the date first above written.

TESORO REFINING & MARKETING COMPANY LLC		TESORO LOGISTICS GP, LLC

By:
By:			Phillip M. Anderson
	G. Scott Spendlove		President
Chief Financial Officer

TESORO ALASKA COMPANY LLC		TESORO LOGISTICS LP

By:		By:	Tesoro Logistics GP, LLC its General Partner
G. Scott Spendlove
Chief Financial Officer
By:
Phillip M. Anderson
President

TESORO LOGISTICS OPERATIONS LLC

By:
Phillip M. Anderson
President

TESORO LOGISTICS PIPELINES LLC

By:
Phillip M. Anderson
President

Exhibit E - Page 6
Contribution Agreement

SCHEDULE A TO
BILL OF SALE, ASSIGNMENT AND ASSUMPTION

ASSETS

•
TAC’s two-lane truck terminal, and six storage tanks with approximately two hundred thirteen thousand (213,000) barrels of storage capacity, located in Nikiski, Alaska, including certain other related assets and properties that are either located on the same parcel of real estate or used in connection therewith, and all contracts, permits, licenses and other intangible rights related to such assets to the extent assignable and to the extent used in connection with the ownership and operation of the assets and properties described above, and those applicable assets which are listed in detail as attached hereto;

•
TRMC’s (i) three-lane truck terminal for the terminalling of gasoline and diesel products, (ii) two-lane truck terminal for the terminalling of propane, and (iii) liquefied petroleum gas rail facility, all located at TRMC’s refinery in Martinez, California, including certain other related assets and properties that are either located on the same parcel of real estate or used in connection therewith, and all contracts, permits, licenses and other intangible rights related to such assets to the extent assignable and to the extent used in connection with the ownership and operation of the assets and properties described above, and those applicable assets which are listed in detail as attached hereto;

•
TRMC’s (i) two-lane truck terminal for the terminalling of diesel products, (ii) two-lane truck terminal for the terminalling of propane, (iii) liquefied petroleum gas rail facility, and (iv) four crude and black oil storage tanks with a shell capacity of approximately one million five hundred thousand (1,500,000) barrels, all located at TRMC’s refinery in Anacortes, Washington, including certain other related assets and properties that are either located on the same parcel of real estate or used in connection therewith, and all contracts, permits, licenses and other intangible rights related to such assets to the extent assignable and to the extent used in connection with the ownership and operation of the assets and properties described above, and those applicable assets which are listed in detail as attached hereto; and

•	For purposes of Section 1(c) of this Instrument, the Commercial Agreements and the Martinez Rights Agreement

Exhibit E - Page 7
Contribution Agreement

Asset Location	Asset	Asset Class	Asset Class Detail	Asset Name	Cost Ctr	Bus Seg	Detail Cd	Detail Code Description	Life/Yr	Life/Mo	Net Book	Cost	Cap Date
Nikiski Terminal	100006322	150RFMKT	Refining and Marketing Assets Operational	NATURAL GAS KNOCK OUT DRUM	25003	10	70	Utilities	18	6	790.30	7,903.00	5/15/1995
Nikiski Terminal	100006468	150RFMKT	Refining and Marketing Assets Operational	UNOCAL TERMINAL-KENAI	25003	12	403	Loading Rack Equipment	16	0	94	942	5/1/1989
Nikiski Terminal	100006565	150RFMKT	Refining and Marketing Assets Operational	(1) 8000 GAL.TANK	25003	12	301	Tanks - Above Ground	10	0	—	1,575.00	4/1/1977
Nikiski Terminal	100006595	150RFMKT	Refining and Marketing Assets Operational	UNOCAL TERMINAL-KENAI	25003	12	403	Loading Rack Equipment	16	0	11,326.60	113,266.00	5/1/1989
Nikiski Terminal	100006728	150RFMKT	Refining and Marketing Assets Operational	REPLACE SEPTIC SYSTEM	25003	12	466	Stations - Systems	10	0	—	2,904.00	9/1/1983
Nikiski Terminal	100006737	135LND.O	Land Operational	NORTH KENAI	25003	10	480	Land	0	0	10,000.00	10,000.00	9/1/1971
Nikiski Terminal	100006740	150RFMKT	Refining and Marketing Assets Operational	UNOCAL TERMINAL-KENAI	25003	12	403	Loading Rack Equipment	0	0	17,382.25	47,347.00	8/1/1989
Nikiski Terminal	100006741	135LND.O	Land Operational	ENVIRONMT SITE ASSESSMNT FOR UNOCAL TERMINAL PURCH	25003	10	480	Land	0	0	31,927.00	31,927.00	3/1/1990
Nikiski Terminal	100012019	150RFMKT	Refining and Marketing Assets Operational	PRODUCT MIXER FOR TANK 103	25003	12	301	Tanks - Above Ground	16	0	2,799.05	11,302.08	10/15/2000
Nikiski Terminal	100012697	150RFMKT	Refining and Marketing Assets Operational	INSTALL LININGS IN TANKS 103,104,105,108 AND 109	25003	12	487	Environmental - Cap	16	0	31,003.45	119,531.50	1/1/2001
Nikiski Terminal	100013220	140LIM.O	Land Improvements Operational	SUMP UPGRADE	25003	12	481	Land Improvements	20	0	36,497.45	106,821.67	1/1/2001
Nikiski Terminal	100016381	150RFMKT	Refining and Marketing Assets Operational	SOUTH TERMINAL SUMP	25003	12	341	Loading Racks	16	0	474.96	1,608.18	9/1/2001
Nikiski Terminal	100018169	140LIM.O	Land Improvements Operational	SECONDARY CONTAINMENT -NIKISKI TERMINAL	25003	12	120	Pollution Control F	20	0	262,144.41	612,166.99	10/15/2002
Nikiski Terminal	100037489	115CMP.O	Computer Equipment Operational	DIAMOND GUARDIAN G3 UPGRADE - NIKISKI - HARDWARE	25003	12	504	Computer Hardware	3	0	2,235.95	22,359.47	11/15/2005

Exhibit E - Page 8
Contribution Agreement

Asset Location	Asset	Asset Class	Asset Class Detail	Asset Name	Cost Ctr	Bus Seg	Detail Cd	Detail Code Description	Life/Yr	Life/Mo	Net Book	Cost	Cap Date
Nikiski Terminal	100037490	115CMP.O	Computer Equipment Operational	DIAMOND GUARDIAN G3 UPGRADE - NIKISKI - SOFTWARE	25003	12	507	Computer Software	5	0	—	24,774.87	11/15/2005
Nikiski Terminal	100037703	115CMP.O	Computer Equipment Operational	DIAMOND GUARDIAN G3 UPGRADE - NIKISKI - SOFTWARE	25003	12	507	Computer Software	4	10	—	2,464.00	1/1/2006
Nikiski Terminal	100038238	150RFMKT	Refining and Marketing Assets Operational	FLEXIBLE ADDITIVE CONTROL SYSTEM-NIKISKI TERMINAL	25003	12	124	Process Control Equ	16	0	16,977.35	30,098.33	6/10/2006
Nikiski Terminal	100038240	110BDG.O	Buildings & Structural Assets Operational	ACCULOADS - FLEXIBLE ADDITIVE CONTROL SYS-NIKISKI	25003	12	448	Electrical	16	0	44,266.19	78,477.48	6/10/2006
Nikiski Terminal	100038251	150RFMKT	Refining and Marketing Assets Operational	LUBRICITY ADDITIVE INJECTION SYSTEM - NIKISKI	25003	12	403	Loading Rack Equipment	16	0	32,284.86	57,236.31	6/10/2006
Nikiski Terminal	100038252	150RFMKT	Refining and Marketing Assets Operational	PUMP - LUBRICITY ADDITIVE INJECTION SYSTEM-NIKISKI	25003	12	330	Pumping Equipment	16	0	32,284.86	57,236.31	6/10/2006
Nikiski Terminal	100038253	150RFMKT	Refining and Marketing Assets Operational	UL 142 TANK - LUBRICITY ADDITIVE INJECTION SYSTEM	25003	12	301	Tanks - Above Ground	16	0	32,294.59	57,253.54	6/10/2006
Nikiski Terminal	100038855	150RFMKT	Refining and Marketing Assets Operational	ELEVATED PLATFORMS - PRODUCT FILTERS - NIKISKI	25003	12	488	Ladders & Walkways	15	11	44,153.98	74,237.71	1/1/2007
Nikiski Terminal	100038857	150RFMKT	Refining and Marketing Assets Operational	PRODUCT FILTER ROOF - NIKISKI	25003	12	362	Filters	9	11	61,269.78	175,266.86	1/1/2007
Nikiski Terminal	100040939	150RFMKT	Refining and Marketing Assets Operational	OPEN ENDED PIPE MODIFICATIONS	25003	12	348	Piping	10	0	4,861.16	10,482.25	3/26/2008

Exhibit E - Page 9
Contribution Agreement

Asset Location	Asset	Asset Class	Asset Class Detail	Asset Name	Cost Ctr	Bus Seg	Detail Cd	Detail Code Description	Life/Yr	Life/Mo	Net Book	Cost	Cap Date
Nikiski Terminal	100044232	150RFMKT	Refining and Marketing Assets Operational	KENAI ANTI STAT TANK SKID - TANK	25003	12	301	Tanks - Above Ground	10	0	31,621.19	58,693.59	1/30/2009
Nikiski Terminal	100044233	150RFMKT	Refining and Marketing Assets Operational	KENAI ANTI STAT TANK SKID - INJECTION SYSTEM	25003	12	301	Tanks - Above Ground	10	0	31,621.16	58,693.56	1/30/2009
Nikiski Terminal	100050169	125M&EQT	Machinery and Equipment Operational	JET-A FILTER SEPARATOR	25003	10	350	Other Machinery & E	28	0	71,687.68	75,638.46	7/27/2012
Nikiski Terminal	100050170	125M&EQT	Machinery and Equipment Operational	TANK FARM SUMP SEPARATOR	25003	10	350	Other Machinery & E	28	0	107,531.55	113,457.69	7/27/2012
Nikiski Terminal	100050170-1	125M&EQT	Machinery and Equipment Operational	TANK FARM SUMP SEPARATOR	25003	10	350	Other Machinery & E	28	0	14,003.41	14,549.00	7/27/2012
Nikiski Terminal	100052169	150RFMKT	Refining and Marketing Assets Operational	NIKISKI TERMINAL PORTABLE ACCESS PLATFORM	25003	12	488	Ladders & Walkways	16	0	15,183.85	16,088.85	3/1/2013
Nikiski Terminal	100054588	150RFMKT	Refining and Marketing Assets Operational	NIKISKI TERMINAL TANK 103 SUMP SEPARATOR	25011	12	330	Pumping Equipment	16	0	94,748.53	95,419.45	1/30/2014
Nikiski Terminal	300043196	WIPR&M	WIP - R&M	Tanks - Above Ground	25011				0	0	29,034.08	29,034.08	6/8/2013
Nikiski Terminal	300043197	WIPR&M	WIP - R&M	Equip Installation & Site Fabrication	25011				0	0	30,810.37	30,810.37	6/28/2013
Nikiski Terminal	300043198	WIPR&M	WIP - R&M	Professional Services - Equipment	25011				0	0	32,840.24	32,840.24	4/12/2013
Anacortes	100052304	150RFMKT	Refining and Marketing Assets Operational	12" U/G FIREWATER PIPING-SHORE CRUDE TANKS	21317	10	348	Piping	28	0	759,510.35	783,649.56	3/20/2013
Anacortes	100052305	150RFMKT	Refining and Marketing Assets Operational	12" U/G FIREWATER PIPING-TANK CAR RACK	21317	10	348	Piping	28	0	145,245.51	149,861.74	3/20/2013
Anacortes	100048102	150RFMKT	Refining and Marketing Assets Operational	BUTANE UNLOADING DRUM 14V-855 INSTRUMENTATION	21318	10	446	Instruments	20	0	122,817.99	139,062.35	7/15/2011
Anacortes	100011432	140LIM.O	Land Improvements Operational	C3 TRUCK RACK ROAD UPGRADE	21318	10	481	Land Improvements	26	0	10,769.98	23,787.74	1/1/2000

Exhibit E - Page 10
Contribution Agreement

Asset Location	Asset	Asset Class	Asset Class Detail	Asset Name	Cost Ctr	Bus Seg	Detail Cd	Detail Code Description	Life/Yr	Life/Mo	Net Book	Cost	Cap Date
Anacortes	100012050	150RFMKT	Refining and Marketing Assets Operational	CATHODIC PROTECTION MONITORING IN FOUR TANKS	21317	10	301	Tanks - Above Ground	26	0	33,126.96	61,563.73	11/1/2000
Anacortes	100012045	150RFMKT	Refining and Marketing Assets Operational	EMERGENCY SHUT DOWN - PROPANE TRUCK LOADING RACK	21318	10	403	Loading Rack Equipment	26	0	8,483.96	15,811.79	10/23/2000
Anacortes	100045215	150RFMKT	Refining and Marketing Assets Operational	FIRE FOAM DISTRIBUTION SYSTEM - TANK 165	21317	10	301	Tanks - Above Ground	20	0	183,336.43	221,554.60	5/10/2010
Anacortes	100045216	150RFMKT	Refining and Marketing Assets Operational	FIRE FOAM DISTRIBUTION SYSTEM - TANK 166	21317	10	301	Tanks - Above Ground	20	0	183,336.43	221,554.60	5/10/2010
Anacortes	100018898	115CMP.O	Computer Equipment Operational	FUELS MANGER - TANK LEVEL/ALARM SYSTEM - SOFTWARE	21317	10	507	Computer Software	5	0	0	16,512.43	12/27/2002
Anacortes	100005268	150RFMKT	Refining and Marketing Assets Operational	HIGH SULFUR DIESEL DYE INJECTION-2	21318	10	111	De-Isobutanizer Unit	28	0	44,527.57	89,520.00	9/1/1998
Anacortes	100005270	150RFMKT	Refining and Marketing Assets Operational	HIGH SULFUR DIESEL DYE INJECTION-2	21318	10	111	De-Isobutanizer Unit	28	0	3,063.83	6,056.00	12/1/1998
Anacortes	100004559	150RFMKT	Refining and Marketing Assets Operational	LOADING RACKS	21318	10	341	Loading Racks	28	0	119,369.81	241,486.00	7/1/1955
Anacortes	100004575	150RFMKT	Refining and Marketing Assets Operational	LOADING RACKS	21318	10	341	Loading Racks	28	0	13,786.83	27,875.00	7/1/1956
Anacortes	100004588	150RFMKT	Refining and Marketing Assets Operational	LOADING RACKS	21318	10	341	Loading Racks	28	0	33.74	68	7/1/1957
Anacortes	100004605	150RFMKT	Refining and Marketing Assets Operational	LOADING RACKS	21318	10	341	Loading Racks	28	0	9,203.37	18,608.00	7/1/1958
Anacortes	100004638	150RFMKT	Refining and Marketing Assets Operational	LOADING RACKS	21318	10	341	Loading Racks	28	0	856.07	1,731.00	7/1/1960
Anacortes	100004652	150RFMKT	Refining and Marketing Assets Operational	LOADING RACKS	21318	10	341	Loading Racks	28	0	3,245.57	6,562.00	7/1/1961
Anacortes	100004666	150RFMKT	Refining and Marketing Assets Operational	LOADING RACKS	21318	10	341	Loading Racks	28	0	604.47	1,222.00	7/1/1962
Anacortes	100004698	150RFMKT	Refining and Marketing Assets Operational	LOADING RACKS	21318	10	341	Loading Racks	28	0	884.79	1,789.00	7/1/1964
Anacortes	100004714	150RFMKT	Refining and Marketing Assets Operational	LOADING RACKS	21318	10	341	Loading Racks	28	0	880.67	1,781.00	7/1/1965
Anacortes	100004726	150RFMKT	Refining and Marketing Assets Operational	LOADING RACKS	21318	10	341	Loading Racks	28	0	552.45	1,117.00	7/1/1966
Anacortes	100004752	150RFMKT	Refining and Marketing Assets Operational	LOADING RACKS	21318	10	341	Loading Racks	28	0	1,204.77	2,436.00	7/1/1968

Exhibit E - Page 11
Contribution Agreement

Asset Location	Asset	Asset Class	Asset Class Detail	Asset Name	Cost Ctr	Bus Seg	Detail Cd	Detail Code Description	Life/Yr	Life/Mo	Net Book	Cost	Cap Date
Anacortes	100004765	150RFMKT	Refining and Marketing Assets Operational	LOADING RACKS	21318	10	341	Loading Racks	28	0	4,767.58	9,640.00	7/1/1969
Anacortes	100004778	150RFMKT	Refining and Marketing Assets Operational	LOADING RACKS	21318	10	341	Loading Racks	28	0	1,824.73	3,689.00	7/1/1970
Anacortes	100004790	150RFMKT	Refining and Marketing Assets Operational	LOADING RACKS	21318	10	341	Loading Racks	28	0	9,372.00	18,949.00	7/1/1971
Anacortes	100004804	150RFMKT	Refining and Marketing Assets Operational	LOADING RACKS	21318	10	341	Loading Racks	28	0	2,076.31	4,198.00	7/1/1972
Anacortes	100004851	150RFMKT	Refining and Marketing Assets Operational	LOADING RACKS	21318	10	341	Loading Racks	28	0	188.69	382	7/1/1975
Anacortes	100004863	150RFMKT	Refining and Marketing Assets Operational	LOADING RACKS	21318	10	341	Loading Racks	28	0	9,734.84	19,683.00	7/1/1976
Anacortes	100004875	150RFMKT	Refining and Marketing Assets Operational	LOADING RACKS	21318	10	341	Loading Racks	28	0	666.46	1,347.00	7/1/1977
Anacortes	100004888	150RFMKT	Refining and Marketing Assets Operational	LOADING RACKS	21318	10	341	Loading Racks	28	0	2,562.22	5,181.00	7/1/1978
Anacortes	100004904	150RFMKT	Refining and Marketing Assets Operational	LOADING RACKS	21318	10	341	Loading Racks	28	0	19,988.91	40,415.00	7/1/1979
Anacortes	100004919	150RFMKT	Refining and Marketing Assets Operational	LOADING RACKS	21318	10	341	Loading Racks	28	0	265.73	537	7/1/1980
Anacortes	100004932	150RFMKT	Refining and Marketing Assets Operational	LOADING RACKS	21318	10	341	Loading Racks	28	0	2,745.06	5,550.00	7/1/1981
Anacortes	100004945	150RFMKT	Refining and Marketing Assets Operational	LOADING RACKS	21318	10	341	Loading Racks	28	0	1,846.13	3,733.00	7/1/1982
Anacortes	100004958	150RFMKT	Refining and Marketing Assets Operational	LOADING RACKS	21318	10	341	Loading Racks	28	0	94.33	191	7/1/1983
Anacortes	100005049	150RFMKT	Refining and Marketing Assets Operational	LOADING RACKS	21318	10	341	Loading Racks	28	0	2,017.52	4,079.00	7/1/1989
Anacortes	100005068	150RFMKT	Refining and Marketing Assets Operational	LOADING RACKS	21318	10	341	Loading Racks	28	0	164,380.29	332,361.00	7/1/1990
Anacortes	100005086	150RFMKT	Refining and Marketing Assets Operational	LOADING RACKS	21318	10	341	Loading Racks	28	0	6,729.50	13,606.00	7/1/1991
Anacortes	100005124	150RFMKT	Refining and Marketing Assets Operational	LOADING RACKS	21318	10	341	Loading Racks	28	0	117,258.58	237,085.00	7/1/1993
Anacortes	100005164	150RFMKT	Refining and Marketing Assets Operational	LOADING RACKS	21318	10	341	Loading Racks	28	0	81,505.50	164,796.00	7/1/1995
Anacortes	100005183	150RFMKT	Refining and Marketing Assets Operational	LOADING RACKS	21318	10	341	Loading Racks	28	0	6,413.59	12,968.00	7/1/1996
Anacortes	100005200	150RFMKT	Refining and Marketing Assets Operational	LOADING RACKS	21318	10	341	Loading Racks	28	0	39,231.61	79,323.00	7/1/1997
Anacortes	100004682	150RFMKT	Refining and Marketing Assets Operational	OIL STORAGE	21317	10	301	Tanks - Above Ground	28	0	144,386.80	291,936.00	7/1/1963
Anacortes	100004697	150RFMKT	Refining and Marketing Assets Operational	OIL STORAGE	21317	10	301	Tanks - Above Ground	28	0	56,858.83	114,963.00	7/1/1964
Anacortes	100004713	150RFMKT	Refining and Marketing Assets Operational	OIL STORAGE	21317	10	301	Tanks - Above Ground	28	0	14,161.02	28,632.00	7/1/1965

Exhibit E - Page 12
Contribution Agreement

Asset Location	Asset	Asset Class	Asset Class Detail	Asset Name	Cost Ctr	Bus Seg	Detail Cd	Detail Code Description	Life/Yr	Life/Mo	Net Book	Cost	Cap Date
Anacortes	100004725	150RFMKT	Refining and Marketing Assets Operational	OIL STORAGE	21317	10	301	Tanks - Above Ground	28	0	7,980.33	16,135.00	7/1/1966
Anacortes	100004740	150RFMKT	Refining and Marketing Assets Operational	OIL STORAGE	21317	10	301	Tanks - Above Ground	28	0	2,313.83	4,678.00	7/1/1967
Anacortes	100004751	150RFMKT	Refining and Marketing Assets Operational	OIL STORAGE	21317	10	301	Tanks - Above Ground	28	0	74,038.41	149,698.00	7/1/1968
Anacortes	100004764	150RFMKT	Refining and Marketing Assets Operational	OIL STORAGE	21317	10	301	Tanks - Above Ground	28	0	117,125.93	236,817.00	7/1/1969
Anacortes	100004777	150RFMKT	Refining and Marketing Assets Operational	OIL STORAGE	21317	10	301	Tanks - Above Ground	28	0	6,734.98	13,617.00	7/1/1970
Anacortes	100004789	150RFMKT	Refining and Marketing Assets Operational	OIL STORAGE	21317	10	301	Tanks - Above Ground	28	0	78,233.93	158,182.00	7/1/1971
Anacortes	100004803	150RFMKT	Refining and Marketing Assets Operational	OIL STORAGE	21317	10	301	Tanks - Above Ground	28	0	67,478.46	136,435.00	7/1/1972
Anacortes	100004819	150RFMKT	Refining and Marketing Assets Operational	OIL STORAGE	21317	10	301	Tanks - Above Ground	28	0	3,044.57	6,155.00	7/1/1973
Anacortes	100004834	150RFMKT	Refining and Marketing Assets Operational	OIL STORAGE	21317	10	301	Tanks - Above Ground	28	0	10,361.20	20,949.00	7/1/1974
Anacortes	100004850	150RFMKT	Refining and Marketing Assets Operational	OIL STORAGE	21317	10	301	Tanks - Above Ground	28	0	17,531.92	35,448.00	7/1/1975
Anacortes	100004874	150RFMKT	Refining and Marketing Assets Operational	OIL STORAGE	21317	10	301	Tanks - Above Ground	28	0	10,337.48	20,902.00	7/1/1977
Anacortes	100004903	150RFMKT	Refining and Marketing Assets Operational	OIL STORAGE	21317	10	301	Tanks - Above Ground	28	0	40,181.56	81,244.00	7/1/1979
Anacortes	100004918	150RFMKT	Refining and Marketing Assets Operational	OIL STORAGE	21317	10	301	Tanks - Above Ground	28	0	6,539.44	13,222.00	7/1/1980
Anacortes	100004931	150RFMKT	Refining and Marketing Assets Operational	OIL STORAGE	21317	10	301	Tanks - Above Ground	28	0	107,443.92	217,242.00	7/1/1981
Anacortes	100004944	150RFMKT	Refining and Marketing Assets Operational	OIL STORAGE	21317	10	301	Tanks - Above Ground	28	0	16,273.33	32,904.00	7/1/1982
Anacortes	100004957	150RFMKT	Refining and Marketing Assets Operational	OIL STORAGE	21317	10	301	Tanks - Above Ground	28	0	12,271.62	24,812.00	7/1/1983
Anacortes	100004972	150RFMKT	Refining and Marketing Assets Operational	OIL STORAGE	21317	10	301	Tanks - Above Ground	28	0	11,267.83	22,783.00	7/1/1984

Exhibit E - Page 13
Contribution Agreement

Asset Location	Asset	Asset Class	Asset Class Detail	Asset Name	Cost Ctr	Bus Seg	Detail Cd	Detail Code Description	Life/Yr	Life/Mo	Net Book	Cost	Cap Date
Anacortes	100004987	150RFMKT	Refining and Marketing Assets Operational	OIL STORAGE	21317	10	301	Tanks - Above Ground	28	0	53,900.85	108,983.00	7/1/1985
Anacortes	100005002	150RFMKT	Refining and Marketing Assets Operational	OIL STORAGE	21317	10	301	Tanks - Above Ground	28	0	7,703.16	15,575.00	7/1/1986
Anacortes	100005016	150RFMKT	Refining and Marketing Assets Operational	OIL STORAGE	21317	10	301	Tanks - Above Ground	28	0	4,870.17	9,847.00	7/1/1987
Anacortes	100005067	150RFMKT	Refining and Marketing Assets Operational	OIL STORAGE	21317	10	301	Tanks - Above Ground	28	0	2,031.66	4,108.00	7/1/1990
Anacortes	100005085	150RFMKT	Refining and Marketing Assets Operational	OIL STORAGE	21317	10	301	Tanks - Above Ground	28	0	8,144.92	16,468.00	7/1/1991
Anacortes	100005104	150RFMKT	Refining and Marketing Assets Operational	OIL STORAGE	21317	10	301	Tanks - Above Ground	28	0	27,713.07	56,033.00	7/1/1992
Anacortes	100005123	150RFMKT	Refining and Marketing Assets Operational	OIL STORAGE	21317	10	301	Tanks - Above Ground	28	0	254,657.42	514,893.00	7/1/1993
Anacortes	100005145	150RFMKT	Refining and Marketing Assets Operational	OIL STORAGE	21317	10	301	Tanks - Above Ground	28	0	7,064,837.34	14,284,430.00	7/1/1994
Anacortes	100005163	150RFMKT	Refining and Marketing Assets Operational	OIL STORAGE	21317	10	301	Tanks - Above Ground	28	0	824,754.43	1,667,575.00	7/1/1995
Anacortes	100005182	150RFMKT	Refining and Marketing Assets Operational	OIL STORAGE	21317	10	301	Tanks - Above Ground	28	0	12,464.40	25,202.00	7/1/1996
Anacortes	100005199	150RFMKT	Refining and Marketing Assets Operational	OIL STORAGE	21317	10	301	Tanks - Above Ground	28	0	392,462.37	793,522.00	7/1/1997
Anacortes	100005215	150RFMKT	Refining and Marketing Assets Operational	OIL STORAGE	21317	10	301	Tanks - Above Ground	28	0	87,027.97	175,962.00	11/15/1998
Anacortes	100045213	150RFMKT	Refining and Marketing Assets Operational	RAIL CAR UNLOADING - PIPING & INFRASTRUCTURE	21318	10	348	Piping	20	0	405,962.37	496,177.11	2/9/2010
Anacortes	100045212	150RFMKT	Refining and Marketing Assets Operational	RAIL CAR UNLOADING - VAPORIZATION UNIT	21318	10	403	Loading Rack Equipment	20	0	207,170.50	253,208.84	2/9/2010
Anacortes	100045210	150RFMKT	Refining and Marketing Assets Operational	RAIL CAR UNLOADING COMPRESSOR #1	21318	10	325	Compressors	20	0	552,974.97	676,053.60	2/9/2010

Exhibit E - Page 14
Contribution Agreement

Asset Location	Asset	Asset Class	Asset Class Detail	Asset Name	Cost Ctr	Bus Seg	Detail Cd	Detail Code Description	Life/Yr	Life/Mo	Net Book	Cost	Cap Date
Anacortes	100045211	150RFMKT	Refining and Marketing Assets Operational	RAIL CAR UNLOADING COMPRESSOR #2	21318	10	325	Compressors	20	0	552,974.96	676,053.59	2/9/2010
Anacortes	100044085	150RFMKT	Refining and Marketing Assets Operational	REDUNDANT HIGH LEVEL ALARM - TANK 165	21317	10	302	Tank Monitoring Equipment	15	0	25,996.99	36,487.00	5/29/2009
Anacortes	100044086	150RFMKT	Refining and Marketing Assets Operational	REDUNDANT HIGH LEVEL ALARM - TANK 166	21317	10	302	Tank Monitoring Equipment	15	0	25,997.30	36,487.41	5/29/2009
Anacortes	100005266	150RFMKT	Refining and Marketing Assets Operational	SECONDARY SEALS PH 5	21317	10	301	Tanks - Above Ground	28	0	62,313.41	125,277.00	9/1/1998
Anacortes	100005267	150RFMKT	Refining and Marketing Assets Operational	SECONDARY SEALS PH 5	21317	10	301	Tanks - Above Ground	28	0	277,070.94	547,714.00	12/1/1998
Anacortes	100011175	150RFMKT	Refining and Marketing Assets Operational	SECONDARY SEALS PH5	21317	10	301	Tanks - Above Ground	27	0	149,143.72	298,712.53	4/1/1999
Anacortes	100011187	150RFMKT	Refining and Marketing Assets Operational	SHPNG: REPL 2400V MOTOR STARTERS	21317	10	448	Electrical	27	0	10,348.21	20,485.34	6/1/1999
Anacortes	900001977	910DTKRS	Deferred Tank Restoration Costs	TANK 136 ANNULAR FLOOR PLATE	21317	10			20	0	242,473.90	255,235.69	3/7/2013
Anacortes	100012054	150RFMKT	Refining and Marketing Assets Operational	TANK 165 SECONDARY SEALS	21317	10	301	Tanks - Above Ground	26	0	554,278.67	1,085,684.71	2/5/2000
Anacortes	100040846	150RFMKT	Refining and Marketing Assets Operational	TERMINAL MGMT SYS TRUCK RACK - DCS INSTRUMENTATION	21318	10	124	Process Control Equ	10	0	90,524.66	193,709.29	4/1/2008
Anacortes	100045039	150RFMKT	Refining and Marketing Assets Operational	TERMINAL MGMT SYS TRUCK RACK - DCS INSTRUMENTATION	21318	10	124	Process Control Equ	8	3	3,818.17	7,000.00	1/1/2010
Anacortes	100040845	115CMP.O	Computer Equipment Operational	TERMINAL MGMT SYS TRUCK RACK TMS3000 COMPUTER HDWR	21318	10	504	Computer Hardware	3	0	6,303.96	63,039.60	4/1/2008

Exhibit E - Page 15
Contribution Agreement

Asset Location	Asset	Asset Class	Asset Class Detail	Asset Name	Cost Ctr	Bus Seg	Detail Cd	Detail Code Description	Life/Yr	Life/Mo	Net Book	Cost	Cap Date
Anacortes	100040844	115CMP.O	Computer Equipment Operational	TERMINAL MGMT SYS TRUCK RACK TMS3000 SYS SOFTWARE	21318	10	507	Computer Software	3	0	0	47,279.70	4/1/2008
Anacortes	100005281	150RFMKT	Refining and Marketing Assets Operational	TK 165 HEATER SUCTION PIPING	21317	10	301	Tanks - Above Ground	28	0	2,555.56	5,138.00	9/1/1998
Anacortes	100005282	150RFMKT	Refining and Marketing Assets Operational	TK 165 HEATER SUCTION PIPING	21317	10	301	Tanks - Above Ground	28	0	1,442.40	2,852.00	12/1/1998
Anacortes	100036687	150RFMKT	Refining and Marketing Assets Operational	TRUCK LOADING RACK SYSTEM	21318	10	341	Loading Racks	10	0	1,901.63	17,093.04	4/15/2004
Anacortes	100046375	150RFMKT	Refining and Marketing Assets Operational	TRUCK RACK EMERGENCY SHUTDOWN SYSTEM	21318	10	403	Loading Rack Equipment	20	0	73,302.20	85,111.41	2/9/2011
Martinez	100036997	150RFMKT	Refining and Marketing Assets Operational	GAS/DIESEL TRUCK RACK-RECOMMISSION TRUCK RACK PROJ	18362	10	341	Loading Racks	25	0	6,436,568.55	9,437,783.93	5/13/2005
Martinez	100037812	150RFMKT	Refining and Marketing Assets Operational	TR3 LOADING RACK - TRAFFIC FLOW INFRASTRUCTURE	18362	10	341	Loading Racks	24	0	242,399.01	348,618.84	1/15/2006
Martinez	100037928	150RFMKT	Refining and Marketing Assets Operational	GAS/DIESEL TRUCK RACK-RECOMMISSION TRUCK RACK PROJ	18362	10	341	Loading Racks	24	0	99,845.19	143,822.23	1/1/2006
Martinez	100045683	150RFMKT	Refining and Marketing Assets Operational	EMERGENCY SHUTDOWN STATIONS - TRUCK RACK	18362	10	403	Loading Rack Equipment	20	0	21,087.56	24,858.69	10/21/2010
Martinez	100048438	150RFMKT	Refining and Marketing Assets Operational	SHELL GASOLINE ADDITIVE INJECTION SYSTEM	18362	12	403	Loading Rack Equipment	20	0	411,974.29	465,179.14	8/16/2011
Martinez	100048676	150RFMKT	Refining and Marketing Assets Operational	LOADING RACK - DRAIN POT - TRACT 3	18362	10	403	Loading Rack Equipment	27	11	26,526.04	28,518.05	1/1/2012
Martinez	100053859	150RFMKT	Refining and Marketing Assets Operational	BIODIESEL LOADING RACK STORAGE TANKS 982 & 983	18362	10	301	Crude Tanks - Above Ground	28	0	1,295,610.66	1,318,567.90	8/16/2013

Exhibit E - Page 16
Contribution Agreement

Asset Location	Asset	Asset Class	Asset Class Detail	Asset Name	Cost Ctr	Bus Seg	Detail Cd	Detail Code Description	Life/Yr	Life/Mo	Net Book	Cost	Cap Date
Martinez	100053859-1	150RFMKT	Refining and Marketing Assets Operational	BIODIESEL LOADING RACK STORAGE TANKS 982 & 983	18362	10	301	Crude Tanks - Above Ground	28	0	1,326.69	1,370.75	1/1/2014
Martinez	100053860	150RFMKT	Refining and Marketing Assets Operational	BIODIESEL LOADING RACK PIPING	18362	10	403	Loading Rack Equipment	28	0	1,119,544.47	1,139,381.98	8/16/2013
Martinez	100053861	150RFMKT	Refining and Marketing Assets Operational	BIODIESEL LOADING RACK 10512 Offloading PUMP	18362	10	403	Loading Rack Equipment	28	0	146,516.90	149,113.08	8/16/2013
Martinez	100053863	150RFMKT	Refining and Marketing Assets Operational	BIODIESEL LOADING RACK 10506 W Blending & Circulat	18362	10	403	Loading Rack Equipment	28	0	100,799.09	102,585.24	8/16/2013
Martinez	100053864	150RFMKT	Refining and Marketing Assets Operational	BIODIESEL LOADING RACK 10507 E Blending & Circulat	18362	10	403	Loading Rack Equipment	28	0	100,798.73	102,584.87	8/16/2013
Martinez	100053865	150RFMKT	Refining and Marketing Assets Operational	BIODIESEL LOADING RACK I&E	18362	10	403	Loading Rack Equipment	28	0	876,879.02	892,416.63	8/16/2013
Martinez	100053866	150RFMKT	Refining and Marketing Assets Operational	BIODIESEL LOADING RACK SAFETY SYSTEM	18362	10	403	Loading Rack Equipment	28	0	26,437.20	26,905.65	8/16/2013
Martinez	300040474	WIPR&M	WIP - R&M	Concrete/Earth	18362				0	0	1,289.79	1,289.79	3/8/2013
Martinez	300040476	WIPR&M	WIP - R&M	Contract Services	18362				0	0	7,236.08	7,236.08	10/18/2012
Martinez	300042785	WIPR&M	WIP - R&M	Other Materials	18362				0	0	906.15	906.15	10/26/2013
Martinez	300045203	300WIP.O	Work in Progress - Refining & Marketing	Contract Services	18362				0	0	51,339.68	51,339.68	12/31/2013
Martinez	100034564	150RFMKT	Refining and Marketing Assets Operational	TK646 - BUILT IN 1956	18004	10	301	Tanks - Above Ground	28	0	8,693.51	14,000.00	5/17/2002
Martinez	100034565	150RFMKT	Refining and Marketing Assets Operational	TK647 - BUILT IN 1956	18004	10	301	Tanks - Above Ground	28	0	8,693.51	14,000.00	5/17/2002
Martinez	100034566	150RFMKT	Refining and Marketing Assets Operational	TK648 - BUILT IN 1956	18004	10	301	Tanks - Above Ground	28	0	8,693.51	14,000.00	5/17/2002
Martinez	100034567	150RFMKT	Refining and Marketing Assets Operational	TK649 - BUILT IN 1956	18004	10	301	Tanks - Above Ground	28	0	8,693.51	14,000.00	5/17/2002
Martinez	100034576	150RFMKT	Refining and Marketing Assets Operational	TK666 - BUILT IN 1957	18004	10	301	Tanks - Above Ground	28	0	8,693.51	14,000.00	5/17/2002

Exhibit E - Page 17
Contribution Agreement

Asset Location	Asset	Asset Class	Asset Class Detail	Asset Name	Cost Ctr	Bus Seg	Detail Cd	Detail Code Description	Life/Yr	Life/Mo	Net Book	Cost	Cap Date
Martinez	100034577	150RFMKT	Refining and Marketing Assets Operational	TK667 - BUILT IN 1957	18004	10	301	Tanks - Above Ground	28	0	8,693.51	14,000.00	5/17/2002
Martinez	100034578	150RFMKT	Refining and Marketing Assets Operational	TK668 - BUILT IN 1957	18004	10	301	Tanks - Above Ground	28	0	8,693.51	14,000.00	5/17/2002
Martinez	100034579	150RFMKT	Refining and Marketing Assets Operational	TK669 - BUILT IN 1957	18004	10	301	Tanks - Above Ground	28	0	8,693.51	14,000.00	5/17/2002
Martinez	100034580	150RFMKT	Refining and Marketing Assets Operational	TK670 - BUILT IN 1957	18004	10	301	Tanks - Above Ground	28	0	8,693.51	14,000.00	5/17/2002
Martinez	100035994	150RFMKT	Refining and Marketing Assets Operational	UPGRADE ETHYL MERCAPTAN STORAGE VESSEL	18342	10	310	Vessels	26	0	53,113.67	81,053.88	3/17/2004
Martinez	100036337	150RFMKT	Refining and Marketing Assets Operational	BUTANE LOADING RACK PUMPS - UPGRADES	18342	10	341	Loading Racks	26	0	307,659.22	459,390.64	8/25/2004
Martinez	100036734	150RFMKT	Refining and Marketing Assets Operational	UPGRADE BUTANE LOADING RACK PUMPS-LOADING RACK EQU	18342	10	341	Loading Racks	25	0	8,221.53	12,271.00	1/1/2005
Martinez	100037606	150RFMKT	Refining and Marketing Assets Operational	LPG SHIPPING - PHA RECOMMENDATIONS 2004/05	18004	10	115	LPG Fractionation Facilities	25	0	480,062.19	682,876.56	12/12/2005
Martinez	100038347	150RFMKT	Refining and Marketing Assets Operational	LIQUID PETRO GAS LOADING RACK-PHA RECOMMEND 04/05	18363	10	341	Loading Racks	24	0	39,428.59	55,460.00	6/21/2006
Martinez	100039062	150RFMKT	Refining and Marketing Assets Operational	TRACT 3 RAIL SPUR PIPE BRIDGE	18361	10	348	Piping	20	0	206,625.00	300,000.00	4/12/2007
Martinez	100040583	150RFMKT	Refining and Marketing Assets Operational	FIREWATER SYSTEM UPGR-TRACT 3 LPG BULLETS	18044	10	209	Water Systems	19	1	437,095.00	616,347.04	1/1/2008
Martinez	100040882	150RFMKT	Refining and Marketing Assets Operational	POTABLE WATER SYSTEM MODIFICATIONS - TRACK 3	18361	10	209	Water Systems	28	0	268,025.00	328,253.71	6/25/2008

Exhibit E - Page 18
Contribution Agreement

Asset Location	Asset	Asset Class	Asset Class Detail	Asset Name	Cost Ctr	Bus Seg	Detail Cd	Detail Code Description	Life/Yr	Life/Mo	Net Book	Cost	Cap Date
Martinez	100044828	150RFMKT	Refining and Marketing Assets Operational	POTABLE WATER SYSTEM MODIFICATIONS - TRACK 3	18361	10	209	Water Systems	26	5	18,597.37	21,674.16	1/1/2010
Martinez	100046367	150RFMKT	Refining and Marketing Assets Operational	LOADING RACK BACKPRESSURE DETECTION SYSTEM	18363	10	124	Process Control Equ	10	0	100,756.61	140,183.15	1/20/2011
Martinez	100049001	150RFMKT	Refining and Marketing Assets Operational	CALARP SEISMIC UPGRADES - LPG - SHIPPING	18363	10	341	Loading Racks	28	0	17,530.95	18,816.15	1/27/2012

Exhibit E - Page 19
Contribution Agreement

EXHIBIT E-2

BILL OF SALE, ASSIGNMENT AND ASSUMPTION

This Bill of Sale, Assignment and Assumption, dated to be effective as of [_______], 2014 (this “Instrument”), is made, executed and delivered by Tesoro Corporation, a Delaware corporation (“Tesoro”), Tesoro Logistics GP, LLC, a Delaware limited liability company (the “General Partner”), and Tesoro Logistics LP, a Delaware limited partnership (the “Partnership”), in favor of Tesoro Logistics Operations LLC, a Delaware limited liability company (“Operating Company”), and Tesoro Logistics Pipelines LLC, a Delaware limited liability company (“TLP”). Capitalized terms not defined herein shall have the meanings given to them in the Contribution Agreement (as defined below).

WHEREAS, Tesoro, the General Partner, the Partnership, the Operating Company, TLP and certain other parties have entered into a Contribution, Conveyance and Assumption Agreement dated as of June 23, 2014 (the “Contribution Agreement”); and

WHEREAS, the execution and delivery of this Instrument by Tesoro, the General Partner, the Partnership and the Operating Company is a condition to the obligations of all of the parties to the Contribution Agreement to consummate the transactions contemplated thereby.

NOW, THEREFORE, in consideration of the premises above and the mutual agreements set forth in the Contribution Agreement, and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

6.    Bill of Sale and Assignment of Assets.

(a)Tesoro hereby transfers, conveys, assigns, grants, bargains, sets over, releases, delivers, vests and confirms unto the General Partner and its successors and assigns, forever, the entire right, title and interest of Tesoro in and to any and all of the TAPC Equity (as defined in, described in, and subject to the terms of, the Contribution Agreement).

(b)The General Partner hereby transfers, conveys, assigns, grants, bargains, sets over, releases, delivers, vests and confirms unto the Partnership and its successors and assigns, forever, the entire right, title and interest of the General Partner in and to any and all of the TAPC Equity (as defined in, described in, and subject to the terms of, the Contribution Agreement).

(c)The Partnership hereby transfers, conveys, assigns, grants, bargains, sets over, releases, delivers, vests and confirms unto the Operating Company and its successors and assigns, forever, the entire right, title and interest of the Partnership in and to any and all of the TAPC Equity (as defined in, described in, and subject to the terms of, the Contribution Agreement).

(d)The Operating Company hereby transfers, conveys, assigns, grants, bargains, sets over, releases, delivers, vests and confirms unto TLP and its successors and assigns, forever, the entire right, title and interest of the Operating Company in and to any and all

Exhibit E - Page 20
Contribution Agreement

of the TAPC Equity (as defined in, described in, and subject to the terms of, the Contribution Agreement).

7.    Assignment and Assumption.

(a)Tesoro hereby assigns to the General Partner all of Tesoro’s responsibilities, coverages and liabilities in and to the TAPC Equity, and the General Partner hereby agrees to assume, pay, discharge and perform when due all of those responsibilities, coverages and liabilities.

(b)The General Partner hereby assigns to the Partnership all of the Partnership’s responsibilities, coverages and liabilities in and to the TAPC Equity, and the Partnership hereby agrees to assume, pay, discharge and perform when due all of those responsibilities, coverages and liabilities.

(c)The Partnership hereby assigns to the Operating Company all of Tesoro’s responsibilities, coverages and liabilities in and to the TAPC Equity, and the Operating Company hereby agrees to assume, pay, discharge and perform when due all of those responsibilities, coverages and liabilities.

(d)The Operating Company hereby assigns to TLP all of Tesoro’s responsibilities, coverages and liabilities in and to the TAPC Equity, and TLP hereby agrees to assume, pay, discharge and perform when due all of those responsibilities, coverages and liabilities.

8.    Clarification.

(a)For the avoidance of doubt, any conveyance of title to the TAPC Equity from Tesoro to TLP, or assumption of any obligations of Tesoro by TLP is solely to minimize the need for additional conveyance documents and instruments.

(b)The intent of the Parties (and the intended treatment of the transactions contemplated by the Contribution Agreement) is for:

(1)Tesoro to convey the TAPC Equity and related obligations to the General Partner pursuant to Section 2.5(a) of the Contribution Agreement;

(2) the General Partner to convey the TAPC Equity and related obligations to the Partnership pursuant to Section 2.5(b) of the Contribution Agreement;

(3)the Partnership to convey the TAPC Equity and related obligations to the Operating Company pursuant to Section 2.5(d) of the Contribution Agreement; and

(4)the Operating Company to convey the TAPC Equity and related obligations to TLP pursuant to Section 2.5(e) of the Contribution Agreement;

(c)The conveyance of the TAPC Equity and related obligations by Tesoro, the General Partner, the Partnership and the Operating Company to TLP pursuant to this

Exhibit E - Page 21
Contribution Agreement

Instrument is not intended to be treated as a sale for tax or any other purposes.

(d)Furthermore, it is the intention of the parties hereto that the only obligations of Tesoro to be assumed by TLP (after all relevant conveyances by Tesoro, the General Partner, the Partnership and the Operating Company) are those that specifically relate to the TAPC Equity, meaning that it is intended that TLP shall not assume any obligations of Tesoro not specifically tied to the TAPC Equity or that do not specifically relate to the TAPC Equity.

9.    Further Assurances. Tesoro, the General Partner, the Partnership and the Operating Company hereby covenant and agree that, at any time and from time to time after the date of this Instrument, at the request of TLP, Tesoro, the General Partner, the Partnership and the Operating Company will execute and deliver such documents and instruments of conveyance and transfer as TLP may reasonably request to consummate more effectively the contribution of the TAPC Equity as contemplated by the Contribution Agreement and to vest in TLP title to the TAPC Equity transferred under this Instrument.

10.    Miscellaneous Provisions.

(a)Successors in Interest. This Instrument shall be binding upon and inure to the benefit of the parties and their respective permitted successors, permitted assigns and legal representatives.

(b)Schedule; Number; Gender; Captions. The schedule to this Instrument is hereby incorporated into, and made a part of, this Instrument. Whenever the context so requires, the singular number shall include the plural and the plural shall include the singular, and the gender of any pronoun shall include the other genders. Titles and captions of or in this Instrument are inserted only as a matter of convenience and for reference and in no way affect the scope or intent of this Instrument.

(c)Applicable Law. This Instrument shall be governed by and construed in accordance with the laws of the State of Texas.

(d)Severability. If any provision of this Instrument shall be held invalid, illegal or unenforceable, the validity, legality or enforceability of the other provisions of this Instrument shall not be affected thereby, and there shall be deemed substituted for the provision at issue a valid, legal and enforceable provision as similar as possible to the provision at issue.

(e)Amendment. This Instrument may not be amended except by an instrument in writing signed by TLP, the Operating Company, the Partnership, the General Partner and Tesoro.

(f)Counterparts. This Instrument may be executed in any number of counterparts (including facsimile or .pdf copies) with the same effect as if all parties hereto had signed the same document. All counterparts shall be construed together and shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

Exhibit E - Page 22
Contribution Agreement

IN WITNESS WHEREOF, this Bill of Sale, Assignment and Assumption has been executed by the parties as of the date first above written.

TESORO CORPORATION		TESORO LOGISTICS GP, LLC

By:		By:
	G. Scott Spendlove		Phillip M. Anderson
	Chief Financial Officer		President

TESORO LOGISTICS LP

		By:	Tesoro Logistics GP, LLC, its general partner

By:
Phillip M. Anderson
President

TESORO LOGISTICS OPERATIONS LLC

By:
Phillip M. Anderson
President

TESORO LOGISTICS PIPELINES LLC

By:
Phillip M. Anderson
President

Exhibit E - Page 23
Contribution Agreement

EXHIBIT F

Simplified Pro-Forma Adjusted Balance Sheet of TAPC

The following simplified pro forma adjusted balance sheet of TAPC uses pro forma numbers as of June 30, 2014, based on actual numbers as of April 30, 2014, and reflects the transactions to be completed prior to the contribution of the TAPC Equity as contemplated by Section 2.5 of this Agreement.

Simplified Pro Forma Adjusted Balance Sheet of TAPC as of 6/30/14
(all amounts in thousands)

		Step 1	Step 2
			Distribute	Final
	Proforma	Tesoro	Intercompany	Proforma 6/30/14
	6/30/14	Assumes	Receivable to	as adjusted
		Liabilities	Tesoro
Prepaid Right of Way	$337			$337
PP&E	6,728			6,728
Intercompany Receivable	63,509	(795)	(62,714)	—
Total Assets	$70,574			$7,065

Accounts Payable	$261	(261)		$—
Accrued Liability	534	(534)		—
Members Equity	69,779		(62,174)	7,605
Total Liabilities & Members Equity	$70,574			$7,605

Exhibit F - Page 1
Contribution Agreement